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Exhibit 10.7

FORTINET, INC.
2009 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
Unless otherwise defined herein, the terms defined in the Fortinet, Inc. 2009 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Award Agreement (the “Award Agreement”).
I.NOTICE OF RESTRICTED STOCK UNIT GRANT
Participant Name:
Address:
You have been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Number of Restricted Stock Units:
Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Unit will vest in accordance with the following schedule:
[INSERT VESTING SCHEDULE.]
In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Units, the Restricted Stock Units and Participant’s right to acquire any Shares hereunder will immediately terminate.

By Participant’s signature and the signature of the representative of Fortinet, Inc. (the “Company”) below, Participant and the Company agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A and the Addendum with additional country-specific terms and conditions (the “Addendum”) attached hereto as Exhibit B, all of which are made a part of this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain

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the advice of counsel prior to accepting this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	FORTINET, INC.

Signature	By

Print Name	Title

Residence Address:

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EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT
1.    Grant. The Company hereby grants to the individual named in the Notice of Grant attached as Part I of this Award Agreement (the “Participant”) under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 19 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.
2.    Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Any Restricted Stock Units that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any Tax-Related Items as defined and as set forth in Section 6. Subject to the provisions of Section 4, such vested Restricted Stock Units will be paid in Shares as soon as practicable after vesting, but in each such case within the period ending no later than the date that is two and one-half (2½) months from the end of the Company’s tax year that includes the vesting date.
3.    Vesting Schedule. Except as provided in Section 4, and subject to Section 6, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs as further described in Section 6.
4.    Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator.
Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting and payment of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company) other than due to death, and if (x) Participant is a U.S. taxpayer and “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such

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accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless the Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
5.    Dividend Equivalents. Participant shall be entitled to receive the equivalent value (in cash or Shares) of any dividends paid on each Share for each Restricted Stock Unit (a “Dividend Equivalent”). Any Dividend Equivalent that becomes payable shall be paid at the same time that the underlying Restricted Stock Unit is paid pursuant to Section 2.
6.    Forfeiture upon Termination of Status as a Service Provider. Notwithstanding any contrary provision of this Award Agreement, the balance of the Restricted Stock Units that have not vested as of the time of Participant’s termination as a Service Provider, for any or no reason and Participant’s right to acquire any Shares hereunder, will immediately terminate upon Participant’s termination as a Service Provider. For purposes of the Restricted Stock Units, Participant's status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later to be found invalid or in breach of employment laws in the jurisdiction where Participant is employed or rendering services or the terms of Participant’s employment or service agreement, if any), and Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant's period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or rendering services or the terms of Participant’s employment or service agreement, if any); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Restricted Stock Unit grant (including whether Participant may still be considered to be a Service Provider while on a leave of absence).
7.    Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant was a U.S. resident and is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant was not a U.S. resident and is then deceased, be made to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

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8.    Withholding of Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, the Parent or Subsidiary retaining or employing Participant (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of Tax-Related Items which the Company determines must be withheld with respect to such Shares.
The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may satisfy any Tax-Related Items, in whole or in part (without limitation) by (a) withholding from Participant’s wages or other cash compensation payable to Participant by the Company and/or any Parent or Subsidiary, (b) withhold otherwise deliverable Shares, or (c) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise). Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent.
To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax-Related Items by reducing the number of Shares otherwise deliverable to Participant. In this case, for tax purposes, Participant will be deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.
If Participant is a Section 16 officer of the Company under the Exchange Act, then the Company will withhold in Shares upon the relevant taxable or tax withholding event, as applicable, unless the Company determines that such withholding method is problematic under Applicable Laws. In this case, Participant may elect the form of withholding from the alternatives above.

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Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. If Participant fails to make satisfactory arrangements for the payment of any required Tax-Related Items obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units will be returned to the Company at no cost to the Company.
9.    Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
10.    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN ACTIVE SERVICE PROVIDER, AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE EMPLOYER) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
11.    Nature of Grant. In accepting the Award, Participant acknowledges, understands and agrees that:

a.
the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

b.	all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

c.	Participant is voluntarily participating in the Plan;

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d.	the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not intended to replace any pension rights or compensation;

e.
the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

f.	the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

g.
unless otherwise agreed with the Company, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of any Parent or Subsidiary of the Company.

h.
no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant's status as a Service Provider for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or rendering services or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent or Subsidiary or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim; and

i.
unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

j.	the following provisions apply only if Participant is providing services outside the United States:

(i)    the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose; and

(ii)    Participant acknowledges and agrees that neither the Company, the Employer nor any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between

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Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

12.    No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
13.     Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to Charles Schwab & Co., Inc., or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, its broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only consequence of refusing

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or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other Awards or administer or maintain such Awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

14.    Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company, in care of Stock Administration at Fortinet, Inc., at 899 Kifer Road, Sunnyvale, CA 94086, or at such other address as the Company may hereafter designate in writing.
15.    Grant is Not Transferable. Except to the limited extent provided in Section 7, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
16.    Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
17.    Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any U.S. state or federal or foreign law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate or beneficiary, if applicable), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate U.S. federal securities laws or other Applicable Laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation.
18.    Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.
19.    Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member

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of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
20.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
21.    Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
22.    Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.
23.    Modifications to the Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written document executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units, but the Company shall not be under any obligation to make any such revision. Furthermore, nothing in this Award Agreement or the Plan shall provide a basis for any person to take action against the Company or any Parent or Subsidiary based on matters covered by Section 409A, including the tax treatment of any Restricted Stock Unit settled or amount paid or Restricted Stock Units granted under this Award Agreement, and neither the Company nor any Parent or Subsidiary shall under any circumstances have any liability to Participant or his or her estate or any other party for any taxes, penalties or interest due on amounts paid or payable under this Award Agreement, including taxes, penalties or interest imposed under Section 409A.
24.    Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.
25.    Governing Law and Venue. This Award Agreement will be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that

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such litigation will be conducted in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock is made and/or to be performed.
26.    Language. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
27.    Addendum. Notwithstanding any provisions in the Award Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in the Addendum, attached as Exhibit B, for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of the Award Agreement.
28.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Restricted Stock Unit and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

29.    Insider Trading / Market Abuse Restrictions. Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to acquire or sell Shares or rights to Shares (e.g., the Restricted Stock Units) under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant is responsible for ensuring Participant’s compliance with any applicable restrictions and is advised to speak with his or her personal legal advisor on this matter.

30.    Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Award Agreement shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by Participant or any other Participant.

* * *

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EXHIBIT B
ADDENDUM TO
RESTRICTED STOCK UNIT AWARD AGREEMENT
Capitalized terms used but not defined herein shall have the meanings set forth in the Plan, the Notice of Grant and/or the Terms and Conditions of Restricted Stock Unit Grant.
Terms and Conditions
This Addendum includes additional terms and conditions that govern the Restricted Stock Units granted to Participant under the Plan if Participant resides and/or works in one of the countries listed below. This Addendum forms part of the Award Agreement.
If Participant is a citizen or resident of a country other than the one in which Participant is currently working, is considered a resident of another country for local law purposes or transfers employment and/or residency between countries after the Date of Grant, the Company shall, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.
Notifications
This Addendum also includes notices regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in Participant’s country as of January 2015. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in the Restricted Stock Units or sells Shares acquired under the Plan.
In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.
Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working, is considered a resident of another country for local law purposes or transfers employment and/or residency between countries after the Date of Grant, the information contained herein may not be applicable in the same manner to Participant.
ALGERIA
Terms and Conditions

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Restricted Stock Units Payable Only in Cash. Notwithstanding Section 2 of the Award Agreement, the grant of Restricted Stock Units does not provide any right for Participant to receive Shares. Restricted Stock Units granted to Participants in Algeria shall be paid only in cash through local payroll in an amount equal to the value of the Shares on the vesting date less any Tax-Related Items. Participant agrees to bear any currency fluctuation risk between the time the Restricted Stock Units vest and the time the cash payment is distributed to Participant through local payroll.
ARGENTINA
Notifications
Securities Law Information. Neither the Restricted Stock Units nor the underlying Shares are publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.
Exchange Control Information. In the event that Participant transfers proceeds from the sale of Shares or the receipt of any dividends or Dividend Equivalents paid on such Shares into Argentina within 10 days of receipt (i.e., the proceeds have not been held in the offshore bank or brokerage account for at least 10 days prior to transfer), Participant must deposit 30% of the proceeds into a non-interest bearing account in Argentina for 365 days. If Participant has satisfied the 10-day holding obligation, the Argentine bank handling the transaction may request certain documentation in connection with Participant’s request to transfer proceeds into Argentina, including evidence of the sale or dividend payment and proof that no funds were remitted out of Argentina to acquire the Shares. If the bank determines that the 10-day rule or any other rule or regulation promulgated by the Argentine Central Bank has not been satisfied, it will require that 30% of the proceeds be placed in a non-interest bearing dollar denominated mandatory deposit account for a holding period of 365 days. Please note that exchange control regulations in Argentina are subject to frequent change. Participant should consult with Participant’s personal legal advisor regarding any exchange control obligations Participant may have in connection with Participant’s participation in the Plan.
Foreign Asset/Account Information. If Participant holds Shares as of December 31 of any year, Participant is required to report the holding of the Shares on his or her personal tax return for the relevant year.
AUSTRALIA
Notifications
Australian Offer Document. The offer of Restricted Stock Units is intended to comply with the provisions of the Corporations Act 2001, ASIC Regulatory Guide 49 and ASIC Class Order CO 14/1000. Additional details are set forth in the Offer Document for the offer of Stock Units to Australian resident employees, which will be provided to Participant with the Award Agreement.

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Securities Law Information. If Participant acquires Shares under the Plan and Participant offers such Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice as to Participant’s disclosure obligations prior to making any such offer.
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers. The Australian bank assisting with the transaction will file the report. If there is no Australian bank involved in the transfer, then Participant will be required to file the report.
AUSTRIA
Notifications
Exchange Control Information. If Participant holds Shares acquired under the Plan outside of Austria, Participant must submit a report to the Austrian National Bank. An exemption applies if the value of the Shares as of any given quarter is less than €30,000,000 or as of December 31 is less than €5,000,000. If the former threshold is exceeded, quarterly obligations are imposed, whereas if the latter threshold is exceeded, annual reports must be given. The annual reporting date is December 31 and the deadline for filing the annual report is January 31 of the following year.
When Participant sells Shares acquired under the Plan or receives a dividend payment, there may be exchange control obligations if the cash proceeds are held outside of Austria. If the transaction volume of all accounts abroad exceeds €3,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month, on the prescribed form (Meldungen SI-Forderungen und/oder SI-Verpflichtungen).
BELGIUM
Notifications
Foreign Asset/Account Information. Participant is required to report any security or bank account opened and maintained outside Belgium on Participant’s annual tax return.
BRAZIL
Terms and Conditions
Compliance with Law. By accepting the Restricted Stock Units, Participant acknowledges his or her agreement to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with the vesting of the Restricted Stock Units, and the sale of Shares acquired under the Plan and the receipt of any dividends or Dividend Equivalents.

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Notifications
Exchange Control Information. If Participant is resident or domiciled in Brazil, Participant will be required to submit annually a declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than US$100,000. Assets and rights that must be reported include Shares acquired under the Plan.
CAMBODIA
There are no country-specific provisions.
CANADA
Terms and Conditions
Restricted Stock Units Payable Only in Shares. Notwithstanding any discretion in the Plan or anything to the contrary in the Award Agreement, the grant of Restricted Stock Units does not provide any right for Participant to receive a cash payment, and the Restricted Stock Units are payable in Shares only.
Forfeiture upon Termination of Status as a Service Provider. The following provision replaces Section 6 of the Award Agreement:
Except as otherwise provided in the Plan or the Award Agreement, the balance of the Restricted Stock Units that have not vested as of the time of Participant’s termination as a Service Provider (for any or no reason and whether or not later found to be invalid or in breach of Canadian laws or the terms of the Participant’s employment or service agreement, if any), and Participant’s right to acquire any Shares hereunder, will immediately terminate upon Participant’s termination as a Service Provider. For purposes of the preceding sentence, the Participant’s right to vest in the Restricted Stock Units will terminate effective as of the date that is the earlier of (1) the date Participant’s status as a Service Provider is terminated, (2) the date Participant receives notice of termination of service from the Employer, or (3) the date the Participant is no longer actively providing service. The right to vest in the Restricted Stock Units will not be extended by any notice period (e.g., active service would not include any contractual notice period or any period of “garden leave” or similar period mandated under Canadian laws or the terms of the Participant’s employment or service agreement, if any); the Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Restricted Stock Units grant (including whether Participant may still be considered to be a Service Provider while on a leave of absence).
The following provisions will apply if Participant is a resident of Quebec:
Language Consent. The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

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Les parties reconnaissent avoir expressement souhaité que la convention [“Award Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.
Data Privacy Notice and Consent. This provision supplements Section 13 of the Award Agreement:
Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company and any Parent or Subsidiary and the administrator of the Plan to disclose and discuss the Plan with their advisors. Participant further authorizes the Company and any Parent or Subsidiary to record such information and to keep such information in Participant’s file.
Notifications
Securities Law Information. Participant is permitted to sell Shares acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the NASDAQ.
Foreign Asset/Account Reporting Information. Participant is required to report any foreign assets (including Shares) with a value exceeding C$100,000 on Form T1135 (Foreign Income Verification Statement). The statement is due at the same time as Participant’s annual tax return. It is Participant’s responsibility to comply with applicable reporting obligations.
CHILE
Notifications
Securities Law Information. Neither the Company, the Restricted Stock Units nor the Shares issued upon vesting of the Restricted Stock Units are registered with the Chilean Registry of Securities or under the control of the Chilean Superintendence of Securities.
Exchange Control and Tax Information. Participant is not required to repatriate proceeds obtained from the sale of Shares or from dividends or Dividend Equivalents to Chile; however, if Participant decides to repatriate proceeds from the sale of Shares and/or dividends or Dividend Equivalents and the amount of the proceeds to be repatriated exceeds US$10,000, Participant acknowledges that he or she must effect such repatriation through the Formal Exchange Market (i.e., a commercial bank or registered foreign exchange office).
Further, if the value of Participant’s aggregate investments held outside of Chile exceed US$5,000,000 (including the value of Shares acquired under the Plan), Participant must report the status of such investments annually to the Central Bank using Annex 3.1 of Chapter XII of the Foreign Exchange Regulations.

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Foreign Asset/Account Reporting Information. If Participant holds Shares acquired under the Plan outside of Chile, he or she must inform the Chilean Internal Revenue Service (the “CIRS”) of the details of his or her investment in the Shares by Filing Tax Form 1851 “Annual Sworn Statement Regarding Investments Held Abroad”. Further, if Participant wishes to receive credit against Participant’s Chilean income taxes for any taxes paid abroad, Participant must report the payment of taxes abroad to the CIRS by filing Tax Form 1853 “Annual Sworn Statement Regarding Credits for Taxes Paid Abroad”. These statements must be submitted electronically through the CIRS website before March 15 of each year: www.sii.cl.
CHINA
Terms and Conditions
The following provisions will apply to Participants who are subject to PRC exchange control restrictions, as determined by the Company in its sole discretion:
Immediate Sale Restriction. Notwithstanding anything to the contrary in the Plan or Award Agreement, due to exchange control laws in China, Participant agrees that any Shares acquired at vesting of the Restricted Stock Units may be immediately sold at vesting or, at the Company’s discretion, at a later time (including when Participant’s status as a Service Provider terminates). If, however, the sale of the Shares is not permissible under the Company’s insider trading policy, or if any requisite exchange control approval for the Plan in China has not been obtained, the Company retains the discretion to postpone the issuance of the Shares subject to Participant’s vested Restricted Stock Units until such time that the sale is again permissible and to then immediately sell the Shares subject to the Restricted Stock Units. Participant further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of the Shares (on Participant’s behalf pursuant to this authorization), and Participant expressly authorizes such broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay the cash proceeds from the sale, less any brokerage fees or commissions, to Participant in accordance with applicable exchange control laws and regulations and provided any liability for Tax-Related Items resulting from the vesting of the Restricted Stock Units has been satisfied. Due to fluctuations in the Share price and/or the US dollar exchange rate between the vesting date and (if later) the date on which the Shares are sold, the sale proceeds may be more or less than the market value of the Shares on the vesting date (which is the amount relevant to determining Participant’s tax liability). Participant understands and agrees that the Company is not responsible for the amount of any loss Participant may incur and that the Company assumes no liability for any fluctuations in the Share price and/or US dollar exchange rate.
Exchange Control Information. Participant understands and agrees that, to facilitate compliance with exchange control laws in China, Participant may be required to immediately repatriate to China the cash proceeds from the sale of any Shares acquired at vesting of the Restricted Stock Units and any dividends or Dividend Equivalents received in relation to the Shares. Participant further understands that, under local law, such repatriation of the cash proceeds may need to be effectuated through a special exchange control account established by the Company or any Parent or Subsidiary, and Participant hereby consents and agrees that the proceeds from the sale of Shares acquired under

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the Plan and any dividends received in relation to the Shares may be transferred to such special account prior to being delivered to Participant.
The proceeds may be paid to Participant in U.S. dollars or local currency at the Company’s discretion. In the event the proceeds are paid to Participant in U.S. dollars, Participant understands that Participant will be required to set up a U.S. dollar bank account in China and provide the bank account details to the Employer and/or the Company so that the proceeds may be deposited into this account.
Participant agrees to bear any currency fluctuation risk between the time the Shares are sold or dividends or Dividend Equivalents are paid and the time the proceeds are distributed to Participant through any such special account.
Participant further agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.
COLOMBIA
Terms and Conditions
Labor Laws Acknowledgement. The following provision supplements Section 11 of the Award Agreement:
Participants acknowledges that pursuant to Article 128 of the Colombian Labor Code, the Plan and related benefits do not constitute a component of “salary” for any purpose.
Notifications
Exchange Control Information. Investment and assets (such as Shares) held abroad must be registered with the Central Bank (Banco de la Republica) if the value of Participant’s aggregate investments and assets abroad (as of December 31 of the relevant fiscal year) equals or exceeds US$500,000. In addition, when Participant sells or otherwise disposes of any Shares acquired under the Plan, if the investment was registered with the Central Bank, Participant must cancel the registration no later than March 31 of the year following the year in which the Shares were sold. If Participant does not cancel the registration by the above-mentioned deadline, Participant will be subject to a fine.
COSTA RICA
There are no country-specific provisions.
CZECH REPUBLIC

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Notifications
Exchange Control Information. The Czech National Bank (“CNB”) may require Participant to fulfill certain notification duties in relation to the opening and maintenance of a foreign account. In addition, Participant may need to report the following even in the absence of a request from the CNB: foreign direct investments with a value of CZK 2,500,000 or more in the aggregate or other foreign financial assets with a value of CZK 200,000,000 or more.
Because exchange control regulations change frequently and without notice, Participant should consult his or her personal legal advisor prior to the sale of Shares to ensure compliance with current regulations. It is Participant’s responsibility to comply with Czech exchange control laws, and neither the Company nor any Parent or Subsidiary will be liable for any resulting fines or penalties.
DENMARK
Terms and Conditions

Danish Stock Option Act. By participating in the Plan, Participant acknowledges that he or she received an Employer Statement translated into Danish, which is being provided to comply with the Danish Stock Option Act. To the extent more favorable to Participant and required to comply with Stock Option Act, the terms set forth in the Employer Statement will apply to Participant’s participation in the Plan.

Notifications

Foreign Asset/Account Reporting Information. The establishment of an account holding Shares or an account holding cash outside Denmark must be reported to the Danish Tax Administration. The form which should be used in this respect may be obtained from a local bank. (Please note that these obligations are separate from and in addition to the securities/tax reporting obligations described below.)

Securities/Tax Reporting Information. If Participant holds Shares acquired under the Plan in a brokerage account with a broker or bank outside Denmark, Participant is required to inform the Danish Tax Administration about the account. For this purpose, Participant must file a Form V (Erklaering V) with the Danish Tax Administration. Both Participant and the bank/broker must sign the Declaration V. By signing the Declaration V, the bank/broker undertakes an obligation, without further request each year and not later than on February 1 of the year following the calendar year to which the information relates, to forward certain information to the Danish Tax Administration concerning the content of the account. In the event that the applicable broker or bank with which the account is held does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, Participant acknowledges that he or she is solely responsible for providing certain details regarding the foreign brokerage account and Shares deposited therein to the Danish Tax Administration as part of his or her annual income tax return. By signing the Form V, Participant authorizes the Danish Tax Administration to examine the account. A sample of the Form V can be found at the following website.

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In addition, if Participant opens a brokerage account (or a deposit account with a U.S. bank) for the purpose of holding cash outside Denmark, Participant is also required to inform the Danish Tax Administration about this account. To do so, Participant must also file a Form K (Erklaering K) with the Danish Tax Administration. The Form K must be signed both by Participant and by the applicable broker or bank where the account is held. By signing the Form K, the broker/bank undertakes an obligation, without further request each year and not later than on February 1 of the year following the calendar year to which the information relates, to forward certain information to the Danish Tax Administration concerning the content of the account. In the event that the applicable financial institution (broker or bank) with which the account is held, does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, Participant acknowledges that he or she is solely responsible for providing certain details regarding the foreign brokerage or bank account to the Danish Tax Administration as part of Participant’s annual income tax return. By signing the Form K, Participant authorizes the Danish Tax Administration to examine the account. A sample of Form K can be found at the following website: www.skat.dk.

DOMINICAN REPUBLIC
There are no country-specific provisions.
EGYPT
Notifications
Exchange Control Information. If Participant transfers funds into Egypt in connection with the sale of Shares or the receipt of Dividend Equivalents, Participant is required to do so through a registered bank in Egypt.
FINLAND
There are no country-specific provisions.
FRANCE
Terms and Conditions
French Language Provision. By accepting the Award Agreement providing for the terms and conditions of Participant’s grant, Participant confirms having read and understood the documents relating to this grant (the Plan and the Award Agreement) which were provided in English language. Participant accepts the terms of those documents accordingly.
En acceptant le Contrat d’Attribution décrivant les termes et conditions de l’attribution, le participant confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan U.S. et le Contrat d’Attribution) qui ont été communiqués en langue anglaise. Le participant accepte les termes en connaissance de cause.

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Notifications
Tax Information. The Restricted Stock Units are not intended to be French tax-qualified Awards.
Foreign Asset/Account Reporting Information. If Participant retains Shares acquired under the Plan outside of France or maintains a foreign bank account, Participant is required to report such to the French tax authorities when filing Participant’s annual tax return. Failure to comply could trigger significant penalties.
GERMANY
Notifications
Exchange Control Information. Cross-border payments in excess of €12,500 in connection with the sale of securities (including Shares acquired under the Plan) or the receipt of any dividends must be reported monthly to the German Federal Bank. The report must be made by the 5th day of the month following the month in which the payment was received and must be filed electronically. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website and is available in both German and English. Participant is responsible for satisfying the reporting obligation.
In addition, in the unlikely event that Participant holds Shares exceeding 10% of the total capital of the Company, Participant must report Participant’s holdings in the Company on an annual basis.
HONG KONG
Terms and Conditions
Restricted Stock Units Payable Only in Shares. Notwithstanding any discretion in the Plan or anything to the contrary in the Award Agreement, the grant of Restricted Stock Units does not provide any right for Participant to receive a cash payment, and the Restricted Stock Units are payable in Shares only.

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Securities Law Information. WARNING: The grant of Restricted Stock Units under the terms of the Award Agreement and the Plan and the issuance of Shares at vesting of Restricted Stock Units do not constitute a public offering of securities, and they are available only to Service Providers.
Please be aware that the contents of the Award Agreement, including this Addendum, and the Plan have not been reviewed by any regulatory authority in Hong Kong. Participant is advised to exercise caution in relation to the right to acquire Shares at vesting of the Restricted Stock Units, or otherwise, under the Plan. If Participant is in any doubt about any of the contents of the Award Agreement, including this Addendum, or the Plan, Participant should obtain independent professional advice.
Sale of Shares. Shares received at vesting are accepted as a personal investment. In the event that the Restricted Stock Units vest and Shares are issued to Participant within six months of the Date of Grant, Participant agrees that the Shares will not be offered to the public or otherwise disposed of prior to the six-month anniversary of the Date of Grant.
HUNGARY
There are no country-specific provisions.
INDIA
Notifications
Exchange Control Information. Participant must repatriate to India the proceeds from the sale of Shares acquired at vesting within 90 days and any dividends received or Dividend Equivalents in relation to the Shares within 180 days after receipt. Participant must obtain evidence of the repatriation of funds in the form of a foreign inward remittance certificate (the “FIRC”) from the bank where Participant deposited the foreign currency. Participant must retain the FIRC in Participant’s records to present to the Reserve Bank of India or Participant’s Employer in the event that proof of repatriation is requested.
Foreign Asset/Account Reporting Information.  Participant is required to declare his or her foreign bank accounts and any foreign financial assets (including Shares  held outside India) in Participant’s annual tax return.  It is Participant’s responsibility to comply with this reporting obligation and Participant should consult his or her personal advisor in this regard.
INDONESIA
Notifications
Exchange Control Information. If Participant remits funds into Indonesia (e.g., proceeds from the sale of Shares), the Indonesian Bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia for statistical reporting purposes. For transactions of US$10,000 or more, a description of the transaction must be included in the report. Although the bank through which the transaction is made is required to make the report, Participant must complete a “Transfer Report Form.” The Transfer Report Form should be provided to Participant by the bank through which the transaction is to be made.

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IRELAND
Notifications
Director Notification Obligation. If Participant is a director, shadow director or secretary of an Irish Parent or Subsidiary, Participant must notify the Irish Parent or Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., Restricted Stock Units, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).
ISLE OF MAN
There are no country-specific provisions.
ISRAEL
Terms and Conditions
Immediate Sale Restriction. Participant agrees that any Shares acquired at vesting of the Restricted Stock Units will be immediately sold at vesting. If, however, the sale of the Shares is not permissible under the Company’s insider trading policy, the Company retains the discretion to postpone the issuance of the Shares subject to Participant’s vested Restricted Stock Units until such time that the sale is again permissible and to then immediately sell the Shares subject to the Restricted Stock Units. Participant further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of the Shares (on Participant’s behalf pursuant to this authorization), and Participant expressly authorizes such broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay the cash proceeds from the sale, less any brokerage fees or commissions, to Participant, provided any liability for Tax-Related Items has been satisfied. Participant understands and agrees that the Company is not responsible for the amount of any loss Participant may incur and that the Company assumes no liability for any fluctuations in the Share price and/or US dollar exchange rate.
ITALY
Terms and Conditions
Data Privacy Notification. This notification replaces Section 13 of the Award Agreement:
Participant understands that Participant’s Employer, the Company and any Subsidiary or Affiliate may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Company or any Subsidiary or Affiliate, details of all Restricted Stock Units, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”) and

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will process such data for the exclusive purpose of implementing, managing and administering the Plan and in compliance with applicable laws and regulations.
Participant also understands that providing the Company with Data is mandatory for compliance with local law and necessary for the performance of the Plan and that Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan. The Controller of personal data processing is Fortinet, Inc., with registered offices at 899 Kifer Road, Sunnyvale, CA 94086, U.S.A., and, pursuant to Legislative Decree no. 196/2003, its Representative in Italy for privacy purposes is Fortinet Italy, S.r.L, with registered offices at Via del Casale Solaro, 119, 00143 ROMA Italy.
Participant understands that Data will not be publicized, but it may be accessible by the Employer and its internal and external personnel in charge of processing of such Data and by the data processor (the “Processor”), if any. An updated list of Processors and other transferees of Data is available upon request from the Employer. Furthermore, Data may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan. Participant understands that Data may also be transferred to the independent registered public accounting firm engaged by the Company. Participant further understands that the Company and/or any Subsidiary or Affiliate will transfer Data among themselves as necessary for the purpose of implementing, administering and managing Participant’s participation in the Plan, and that the Company and/or any Subsidiary or Affiliate may each further transfer Data to third parties assisting the Company in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom Participant may elect to deposit any Shares acquired at vesting of the Restricted Stock Units. Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Participant’s participation in the Plan. Participant understands that these recipients may be acting as Controllers, Processors or persons in charge of processing, as the case may be, in accordance with local law and may be located in or outside the European Economic Area in countries such as in the United States that may not provide the same level of protection as intended under Italian data privacy laws. Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.
Participant understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions, as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.
The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require Participant’s consent thereto, as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan. Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, Participant have the right to, including but not limited to, access, delete, update, correct, or terminate,

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for legitimate reason, the Data processing. Participant should contact Participant’s Employer in this regard.
Furthermore, Participant is aware that Data will not be used for direct-marketing purposes. In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting Participant’s local human resources representative.
Terms of Grant. By accepting the Restricted Stock Units, Participant acknowledges that (1) Participant has received a copy of the Plan and the Award Agreement, including this Addendum; (2) Participant has reviewed those documents in their entirety and fully understands the contents thereof; and (3) Participant accepts all provisions of the Plan and the Award Agreement, including this Addendum. Participant further acknowledges that Participant has read and specifically and expressly approves, without limitation, the following sections of the Award Agreement: Section 6 – “Forfeiture upon Termination of Status as a Service Provider”; Section 8 – “Withholding of Taxes”; Section 10 – “No Guarantee of Continued Service”; Section 11 – “Nature of Grant”; Section 13 – “Data Privacy” as replaced by the above consent; Section 25 – “Governing Law and Venue”; and Section 26 – “Language.”
Notifications
Foreign Asset/Account Reporting Information. Italian residents who, during the fiscal year, hold investments abroad or foreign financial assets (e.g., cash, Shares, Restricted Stock Units) which may generate income taxable in Italy are required to report such on their annual tax returns (UNICO Form, RW Schedule) or on a special form if no tax return is due. The same reporting obligations apply to Italian residents who, even if they do not directly hold investments abroad or foreign financial assets (e.g., cash, Shares, Restricted Stock Units), are beneficial owners of the investment pursuant to Italian money laundering provisions.
Tax on Foreign Financial Assets. A tax on the value of financial assets held outside of Italy by individuals resident in Italy will be due. The taxable amount will be the fair market value of the financial assets (including Shares) assessed at the end of each calendar year.
JAPAN
Notifications
Exchange Control Information. If Participant maintains a foreign bank account outside of Japan with a value exceeding ¥50 million as of December 31, Participant is required to report such to the Japanese authorities by March 15th each year.
KOREA
Notifications
Exchange Control Information. If Participant realizes US$500,000 or more from the sale of Shares or the receipt of dividends or Dividend Equivalents in a single transaction, Participant must repatriate the proceeds to Korea within 18 months of the receipt.

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Foreign Asset/Account Reporting Information. Participant will be required to report details of any assets (including any Shares) held outside of Japan as of December 31 each year, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15 of the following year. Participant is advised to consult with his or her personal tax advisor as to whether the reporting obligation applies to Participant and whether Participant will be required to report details of any Restricted Stock Units or Shares that Participant holds.
KUWAIT
There are no country-specific provisions.
MALAYSIA
Notifications

Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Peserta dengan ini secara eksplisit dan tanpa sebarang keraguan mengizinkan pengumpulan, penggunaan dan pemindahan, dalam bentuk elektronik atau lain-lain, data peribadi Peserta seperti yang dinyatakan dalam Perjanjian Penganugerahan dan apa-apa bahan geran Unit Saham Terbatas yang lain oleh dan di antara, sebagaimana yang berkenaan, Majikan, Syarikat, dan mana-mana Syarikat Induk atau Anak Syarikat untuk tujuan ekslusif bagi pelaksanaan, pentadbiran dan pengurusan penyertaan Peserta dalam Pelan tersebut.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Data is supplied by the Employer and also by Participant through information collected in connection with the Award Agreement and the Plan.

Peserta memahami bahawa Syarikat dan Majikan mungkin memegang maklumat peribadi tertentu tentang Peserta, termasuk, tetapi tidak terhad kepada, namanya, alamat rumah dan nombor telefon, tarikh lahir, nombor insurans sosial atau nombor pengenalan lain, gaji, kewarganegaraan, jawatan, apa-apa saham atau jawatan pengarah yang dipegang dalam Syarikat, butir-butir semua Unit Saham Terbatas atau apa-apa hak lain untuk syer dalam saham yang dianugerahkan, dibatalkan, dilaksanakan, terletak hak, tidak diletak hak ataupun yang belum dijelaskan bagi faedah Peserta (“Data”), untuk tujuan yang eksklusif bagi melaksanakan, mentadbir dan menguruskan Pelan. Data dibekalkan oleh Majikan dan juga oleh Peserta melalui maklumat yang dikumpul berkenaan dengan Perjanjian Penganugerahan dan Pelan.

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Participant understands that Data will be transferred to Charles Schwab & Co., Inc., or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.

Peserta memahami bahawa Data akan dipindah kepada Charles Schwab & Co., Inc., atau pembekal perkhidmatan pelan saham lain yang mungkin dipilih oleh Syarikat pada masa depan yang membantu Syarikat dalam melaksanakan, mentadbir dan menguruskan Pelan tersebut. Peserta memahami bahawa penerima-penerima Data mungkin berada di Amerika Syarikat atau di tempat lain, dan bahawa negara penerima (contohnya, Amerika Syarikat) mungkin mempunyai undang-undang privasi data dan perlindungan yang berbeza daripada negara Peserta.

Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, its broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative at Suite 33A-02/03, Level 33A, Menara Keck Seng, 203, Jalan Bukit Bintang 55100 Kuala Lumpur, Malaysia. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis.

Peserta fahami bahawa sekiranya dia menetap di luar Amerika Syarikat, Peserta boleh meminta senarai nama dan alamat mana-mana penerima Data yang berpotensi dengan menghubungi wakil sumber manusia tempatannya. Peserta memberi kuasa kepada Syarikat, brokernya dan mana-mana penerima lain yang mungkin membantu Syarikat (pada masa kini atau masa depan) untuk melaksanakan, mentadbir dan menguruskan Pelan untuk menerima, memiliki, menggunakan, mengekalkan dan memindahkan Data, dalam bentuk elektronik atau lain-lain, dengan tujuan untuk melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan. Peserta fahami bahawa Data akan dipegang hanya untuk tempoh yang diperlukan untuk melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan. Peserta fahami bahawa sekiranya dia menetap di luar Amerika Syarikat, dia boleh, pada bila-bila masa, melihat Data, meminta maklumat tambahan mengenai penyimpanan dan pemprosesan Data, meminta bahawa pindaan-pindaan yang diperlukan dilaksanakan ke atas Data atau menolak atau menarik balik persetujuan dalam ini, dalam mana-mana kes, tanpa kos, dengan menghubungi secara bertulis wakil sumber manusia tempatannya di Suite 33A-02/03, Level 33A, Menara Keck Seng, 203, Jalan Bukit Bintang 55100 Kuala Lumpur, Malaysia.

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If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other Awards or administer or maintain such Awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

Selanjutnya, Peserta memahami bahawa dia memberikan persetujuan di sini secara sukarela. Jika Peserta tidak bersetuju, atau jika Peserta kemudian membatalkan persetujuannya, status pekerjaan atau perkhidmatan dan kerjayanya dengan Majikan tidak akan terjejas; satunya akibat jika dia tidak bersetuju atau menarik balik persetujuannya adalah bahawa Syarikat tidak akan dapat menganugerahkan kepada Peserta Unit Saham Terbatas atau Anugerah lain atau mentadbir atau mengekalkan Anugerah tersebut. Oleh itu, Peserta fahami bahawa keengganan atau penarikan balik persetujuannya boleh menjejaskan keupayaannya untuk mengambil bahagian dalam Pelan. Untuk maklumat lanjut mengenai akibat keengganannya untuk memberikan keizinan atau penarikan balik keizinan, Peserta fahami bahawa dia boleh menghubungi wakil sumber manusia tempatannya.

Director Notification Obligation. If Participant is a director of a Malaysian Parent or Subsidiary, Participant is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Company’s Malaysian Parent or Subsidiary in writing when Participant receive or dispose of an interest (e.g., Restricted Stock Units or Shares) in the Company or any related company. This notification must be made within 14 days of receiving or disposing of any interest in the Company or any related company.
MEXICO
Terms and Conditions
No Entitlement or Claims for Compensation. These provisions supplement Section 11 of the Award Agreement:
Modification. By accepting the Restricted Stock Units, Participant understands and agrees that any modification of the Plan or the Award Agreement or its termination shall not constitute a change or impairment of the terms and conditions of employment.
Policy Statement. The Award of Restricted Stock Units the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability.
The Company, with registered offices at 899 Kifer Road, Sunnyvale, CA 94086, U.S.A., is solely responsible for the administration of the Plan and participation in the Plan and the acquisition of Shares does not, in any way, establish an employment relationship between Participant and the

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Company since Participant is participating in the Plan on a wholly commercial basis and the sole employer is Fortinet, Inc., located at Prol. Paseo de la Reforma 115 Int. 702, Col. Lomas de Santa Fe, Del. Alvaro Obregon, Mexico, D.F. C.P. 01219, nor does it establish any rights between Participant and the Employer.
Plan Document Acknowledgment. By accepting the Award of Restricted Stock Units, Participant acknowledges that Participant has received copies of the Plan, has reviewed the Plan and the Award Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement.
In addition, by accepting the Award Agreement, Participant further acknowledges that Participant has read and specifically and expressly approved the terms and conditions in the Award Agreement, in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) the Company and any Parent or Subsidiary are not responsible for any decrease in the value of the Shares underlying the Restricted Stock Units.
Finally, Participant hereby declares that Participant does not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of Participant’s participation in the Plan and therefore grants a full and broad release to the Employer, the Company and any Parent or Subsidiary with respect to any claim that may arise under the Plan.
Spanish Translation
Sin derecho a compensación o reclamaciones por compensación. Estas disposiciones complementan el Contrato:
Modificación. Al aceptar las Unidades de Acciones Restringidas, el Participante entiende y acuerda que cualquier modificación al Plan o al Contrato o su terminación no constituirá un cambio o perjuicio a los términos y condiciones de empleo.
Declaración de Política. El Otorgamiento de Unidades de Acciones Restringidas que la Compañía está haciendo de conformidad con el Plan es unilateral y discrecional y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y discontinuar el mismo en cualquier momento, sin responsabilidad alguna.
La Compañía, con oficinas registradas ubicadas en 899 Kifer Road, Sunnyvale, CA 94086, , EE.UU. es únicamente responsable de la administración del Plan y la participación en el Plan y la adquisición de Acciones no establece, de forma alguna, una relación de trabajo entre el Participante y la Compañía, ya que el Participante participa en el Plan de una forma totalmente comercial y el único patrón es Fortinet, Inc., Prol. Paseo de la Reforma 115 Int. 702, Col. Lomas de Santa Fe, Del. Alvaro Obregon, Mexico, D.F. C.P. 01219, y tampoco establece ningún derecho entre el Participante y el Patrón.

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Reconocimiento del Documento del Plan. Al aceptar el Otorgamiento de las Unidades de Acciones Restringidas, el Participante reconoce que el Participante ha recibido copias del Plan, ha revisado el Plan y el Contrato en su totalidad y entiende y acepta completamente todas las disposiciones contenidas en el Plan y en el Contrato.
Adicionalmente, al aceptar el Contrato, el Participante reconoce que el Participante ha leído y específica y expresamente ha aprobado los términos y condiciones del Contrato, en el que claramente se ha descrito y establecido que: (i) la participación en el Plan no constituye un derecho adquirido; (ii) el Plan y la participación en el Plan es ofrecida por la Compañía de forma enteramente discrecional; (iii) la participación en el Plan es voluntaria; y (iv) la Compañía, así como su Sociedad Controlante, Subsidiaria no son responsables por cualquier disminución en el valor de las Acciones subyacentes a las Unidades de Acciones Restringidas.
Finalmente, el Participante en este acto declara que el Participante no se reserva ninguna acción o derecho para interponer cualquier demanda o reclamación en contra de la Compañía por compensación, daño o perjuicio alguno como resultado de su participación en el Plan y, por lo tanto, otorga el más amplio finiquito al Patrón, la Compañía, así como su Sociedad Controlante, Subsidiaria con respecto a cualquier demanda o reclamación que pudiera surgir en virtud del Plan.
NETHERLANDS
There are no country-specific provisions.
NEW ZEALAND
There are no country-specific provisions.
NIGERIA
There are no country-specific provisions.
NORWAY
There are no country-specific provisions.
PANAMA
Notifications

Securities Law Information. The Restricted Stock Units and any Shares which may be issued to Participant upon vesting and settlement of the Restricted Stock Units are not subject to registration under Panamanian Law as they are not intended for the public, but solely for Participant’s benefit.

PERU
Notifications

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Securities Law Information. The offer of the Restricted Stock Units is considered a private offering in Peru; therefore, it is not subject to registration in Peru.
PHILIPPINES

Terms and Conditions

Restricted Stock Units Payable Only in Cash. Notwithstanding Section 2 of the Award Agreement, each Restricted Stock Unit represents the right to receive the cash equivalent of the Fair Market Value of a Share on the date it vests. For the avoidance of doubt, Participant shall not be entitled to receive any Shares pursuant to any vested Restricted Stock Units or pursuant to Dividend Equivalents.

POLAND
Notifications
Exchange Control Information. Polish residents holding foreign securities (including Shares) and maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets held abroad) exceeds PLN 7,000,000. If required, the reports must be filed on a quarterly basis on special forms available on the website of the National Bank of Poland. Further, any transfer of funds in excess of a specified threshold (currently €15,000) must be effected through a bank account in Poland. Participant should maintain evidence of such foreign exchange transactions for five years, in case of a request for their production by the National Bank of Poland.
PORTUGAL
Terms and Conditions
Language Consent. Participant hereby expressly declares that he or she has full knowledge of the English language and has read, understood and fully accepted and agreed with the terms and conditions established in the Plan and the Award Agreement.
Conhecimento da Lingua. O Participante pelo presente declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e no Acordo de Atribuição
Notifications
Exchange Control Information. If Participant does not hold the Shares acquired at vesting with a Portuguese financial intermediary, Participant may need to file a report with the Portuguese Central Bank. If the Shares are held by a Portuguese financial intermediary, it will file the report for Participant.

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PUERTO RICO
There are no country-specific provisions.
QATAR
There are no country-specific provisions.
ROMANIA
Notifications
Exchange Control Information. If Participant deposits the proceeds from the sale of Shares issued to him or her at vesting and settlement of the Shares or any Dividend Equivalents paid on such Shares in a bank account in Romania, Participant may be required to provide the Romanian bank with appropriate documentation explaining the source of the funds.
Participant should consult his or her personal advisor to determine whether Participant will be required to submit such documentation to the Romanian bank.
RUSSIA
Terms and Conditions
U.S. Transaction. The Plan, the Award Agreement, including this Addendum, and all other materials Participant may receive regarding Participant’s participation in the Plan or the grant of Restricted Stock Units do not constitute advertising or an offering of securities in Russia. The issuance of Shares acquired at vesting has not and will not be registered in Russia; therefore, such Shares may not be offered or placed in public circulation in Russia.
In no event will Shares acquired at vesting be delivered to Participant in Russia; all Shares will be maintained on Participant’s behalf in the United States.
Participant is not permitted to sell Shares acquired at vesting directly to a Russian legal entity or resident.
Depending on the development of local regulatory requirements, the Company reserves the right to settle the Restricted Stock Units in cash and/or to pay any proceeds related to the Restricted Stock Units to Participant through local payroll.
Data Privacy. This notification supplements Section 13 of the Award Agreement:
Participant understands and agrees that he or she must complete and return a Consent to Processing of Personal Data (the “Consent”) form to the Company. Further, Participant understands and agrees that if Participant does not complete and return a Consent form to the Company, the Company will not be able to grant Restricted Stock Units to Participant or other awards or administer or maintain such awards. Therefore, Participant understands that refusing

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to complete a Consent form or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.
Notifications
Exchange Control Information. Participant must repatriate the proceeds from the sale of Shares to Russia within a reasonably short period after receipt. The sale proceeds must be initially credited to Participant through a foreign currency account opened in Participant’s name at an authorized bank in Russia. After the funds are initially received in Russia, they may be further remitted to a foreign bank subject to the following limitations: (i) the foreign account may be opened only for individuals; (ii) the foreign account may not be used for business activities; (iii) the Russian tax authorities must be given notice about the opening/closing of each foreign account within one month of the account opening/closing. Participant is strongly advised to contact his or her personal advisor before Restricted Stock Units vest and Shares are sold as significant penalties may apply in the case of non-compliance with exchange control requirements and because such exchange control requirements may change.
SAUDI ARABIA
Terms and Conditions

Restricted Stock Units Payable Only in Cash. Notwithstanding Section 2 of the Award Agreement, the grant of Restricted Stock Units does not provide any right for Participant to receive Shares. Restricted Stock Units granted to Participants in Saudi Arabia shall be paid only in cash through local payroll in an amount equal to the value of the Shares on the vesting date less any Tax-Related Items. Participant agrees to bear any currency fluctuation risk between the time the Restricted Stock Units vest and the time the cash payment is distributed to Participant through local payroll.
SINGAPORE
Notifications
Securities Law Information. The Restricted Stock Units are being granted in reliance on Section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”), under which it is exempt from the prospectus and registration requirements under the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Restricted Stock Units are subject to Section 257 of the SFA and the Participant should not sell, or offer for sale, Shares acquired upon vesting of the Restricted Stock Units, unless such sale or offer is made (a) after 6 months of the grant of the Restricted Stock Units to Participant; or (b) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than Section 280) of the SFA.
Chief Executive Officer and Director Notification Obligation. The Chief Executive Officer and the Directors of a Singaporean Parent or Subsidiary are subject to certain notification requirements under the Singapore Companies Act. The Chief Executive Officer and the Directors must notify the Singapore Parent or Subsidiary in writing of an interest (e.g., unvested Restricted Stock Units,

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Shares, etc.) in the Company or any Parent or Subsidiary within two (2) business days of (i) its acquisition or disposal, (ii) any change in previously disclosed interest (e.g., when Shares acquired at vesting are sold), or (iii) becoming the CEO and/or a director.
SLOVAKIA
Notifications
Foreign Asset/Account Reporting Information. If Participant permanently resides in the Slovak Republic and, apart from being employed, carries on business activities as an independent entrepreneur (in Slovakian, podnikatel), Participant will be obligated to report his or her foreign assets (including Shares) to the National Bank of Slovakia (provided that the value of the foreign assets exceeds an amount of €2,000,000).
SLOVENIA
Foreign Asset/Account Reporting Information. Slovenian residents may be required to report the opening of bank and/or brokerage accounts to tax authorities within 15 days of opening such account. Participants should consult with their personal tax advisor to determine whether this requirement will be applicable to any accounts opened in connection with participation in the Plan (e.g., Participant’s brokerage account with the Company’s designated broker).
SOUTH AFRICA
Terms and Conditions
Withholding Taxes. This provision supplements Section 7 of the Award Agreement:
By accepting the Restricted Stock Units, Participant agrees to immediately notify the Employer of the amount of any gain realized upon vesting of the Restricted Stock Units. If Participant fails to advise the Employer of the gain realized at vesting, Participant may be liable for a fine. Participant will be responsible for paying any difference between the actual tax liability and the amount withheld.
Notifications
Exchange Control Information. Participant is responsible for complying with applicable South African exchange control regulations. Since the exchange control regulations change frequently and without notice, Participant should consult Participant’s legal advisor prior to the acquisition or sale of Shares acquired under the Plan to ensure compliance with current regulations. As noted, it is Participant’s responsibility to comply with South African exchange control laws, and neither the Company nor any Parent or Subsidiary will be liable for any fines or penalties resulting from Participant’s failure to comply with applicable laws.
SPAIN
Terms and Conditions

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Nature of Grant. This provision supplements Section 10 of the Award Agreement:
By accepting the Restricted Stock Units, Participant consents to participation in the Plan and acknowledges that Participant has received a copy of the Plan.
Participant understands that the Company has unilaterally, gratuitously, and in its sole discretion decided to grant Restricted Stock Units under the Plan to individuals who may be Service Providers throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any Parent or Subsidiary, other than to the extent set forth in this Award Agreement. Consequently, Participant understands that the Restricted Stock Units are granted on the assumption and condition that the Restricted Stock Units and any Shares acquired at vesting of the Restricted Stock Units are not part of any employment or service contract (either with the Company or any Parent or Subsidiary), and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. In addition, Participant understands that this grant would not be made but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of or right to the Restricted Stock Units shall be null and void.
Further, except as otherwise provided in the Plan and the Award Agreement, Participant understands that he or she will not be entitled to continue vesting in any Restricted Stock Units once Participant’s status as a Service Provider terminates. This will be the case, for example, even in the event of a termination of Participant’s status of a Service Provider by reason of, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjusted or recognized to be without cause, individual or collective dismissal or objective grounds, whether adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer and under Article 10.3 of the Royal Decree 1382/1985. Participant acknowledges that Participant has read and specifically accepts the vesting and termination conditions in the Award Agreement.
Notifications
Securities Law Information. The Restricted Stock Units do not qualify under Spanish Law as securities. No “offer to the public,” as defined under Spanish Law, has taken place or will take place in the Spanish territory. Neither the Plan nor the Award Agreement have been registered with the Comisión Nacronal del Mercado de Valores and do not constitute a public offering prospectus.

Exchange Control Information. Participant must declare the acquisition of Shares to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Participant must also declare ownership of any Shares by filing a Form D-6 with the Directorate of Foreign Transactions each January while the Shares are owned. In addition, the sale of Shares must also be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (currently €1,502,530), in which case, the filing is due within one month after the sale.

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In addition, Participant is required to declare electronically to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including any Shares acquired under the Plan) and any transactions with non-Spanish residents (including any payments of Shares made to Participant by the Company) depending on the value of such accounts and instruments and the amount of the transactions during the relevant year as of December 31 of the relevant year.
Foreign Asset/Accounting Reporting Information. If Participant holds rights or assets (e.g., Shares or cash held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset (e.g., Shares, cash, etc.) as of December 31 each year, Participant is required to report certain information regarding such rights and assets on tax form 720.  After such rights and/or assets are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported rights or assets increases by more than €20,000.  The reporting must be completed by the March 31 each year.
SWEDEN
There are no country-specific provisions.
SWITZERLAND
Notifications
Securities Law Information. The offering of Restricted Stock Units is considered a private offering in Switzerland and is, therefore, not subject to registration in Switzerland.
TAIWAN
Terms and Conditions
Data Privacy Acknowledgement. Participant acknowledges that he or she has read and understands the terms regarding collection, processing and transfer of Data contained in Section 13 of the Award Agreement and by participating in the Plan, Participant agrees to such terms. In this regard, upon request of the Company or the Employer, Participant agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in Participant’s country, either now or in the future. Participant understands that he or she will not be able to participate in the Plan if Participant fails to execute any such consent or agreement.
Notifications
Exchange Control Information. Participant may acquire and remit foreign currency (including proceeds from the sale of Shares or the receipt of dividends) up to US$5,000,000 per year without justification.
If the transaction amount is TWD500,000 or more in a single transaction, Participant must submit a Foreign Exchange Transaction Form. If the transaction amount is US$500,000 or more in a single

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transaction, Participant must also provide supporting documentation to the satisfaction of the remitting bank.
THAILAND
Notifications
Exchange Control Information. If the proceeds from the sale of Shares or the receipt of dividends and Dividend Equivalents are equal to or greater than US$50,000 in a single transaction, Participant must repatriate the proceeds to Thailand immediately upon receipt and to convert the funds to Thai Baht or deposit the proceeds in a foreign currency deposit account maintained by a bank in Thailand within 360 days of remitting the proceeds to Thailand. In addition, Participant must specifically report the inward remittance to the Bank of Thailand on a Foreign Exchange Transaction Form.
If Participant does not comply with this obligation, Participant may be subject to penalties assessed by the Bank of Thailand. Because exchange control regulations change frequently and without notice, Participant should consult a legal advisor before selling Shares to ensure compliance with current regulations. It is Participant’s responsibility to comply with exchange control laws in Thailand, and neither the Company nor any Parent or Subsidiary will be liable for any fines or penalties resulting from Participant’s failure to comply with applicable laws.
TUNISIA
Terms and Conditions
Settlement of Restricted Stock Units and Sale of Shares. Due to local regulatory requirements, upon the vesting of the Restricted Stock Units, Participant agrees to the immediate sale of any Shares to be issued to him or her upon vesting and settlement of the Restricted Stock Units. Participant further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization) and Participant expressly authorizes the Company’s designated broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay Participant the cash proceeds from the sale of the Shares, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. Participant acknowledges that he or she are not aware of any material nonpublic information with respect to the Company or any securities of the Company as of the date of the Award Agreement.
Notifications
Exchange Control Information. All proceeds from the sale of Shares as described above must be repatriated to Tunisia. Participant should consult his or her personal advisor before taking action with respect to remittance of proceeds into Tunisia. Participant is responsible for ensuring compliance with all exchange control laws in Tunisia. In addition, if Participant holds assets abroad in excess of 500 Tunisian Dinars, Participant must report the assets to the Central Bank of Tunisia.

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TURKEY
Notifications
Securities Law Information. Under Turkish law, Participant is not permitted to sell Shares acquired under the Plan in Turkey. The Shares are currently traded on the Nasdaq Global Select Market, which is located outside of Turkey, under the ticker symbol “FTNT” and the Shares may be sold through this exchange.

Exchange Control Information. Participant likely will be required to engage a Turkish financial intermediary to assist with the sale of Shares acquired under the Plan and may also need to engage a Turkish financial intermediary with respect to the acquisition of such Shares, although this is less certain. As Participant is solely responsible for complying with the financial intermediary requirements and their application to participation in the Plan is uncertain, Participant should consult his or her personal legal advisor prior to the vesting of the Restricted Stock Units or any sale of Shares to ensure compliance.
UNITED ARAB EMIRATES
Notifications
Securities Law Information. Participation in the Plan is being offered only to selected Service Providers and is in the nature of providing equity incentives to Service Providers in the United Arab Emirates. The Plan and the Award Agreement are intended for distribution only to such Service Providers and must not be delivered to, or relied on by, any other person. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If Participant does not understand the contents of the Plan and the Award Agreement, Participant should consult an authorized financial adviser. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved the Plan or the Award Agreement nor taken steps to verify the information set out therein, and have no responsibility for such documents.
UNITED KINGDOM
Terms and Conditions
Restricted Stock Units Payable Only in Shares. Notwithstanding any discretion in the Plan or anything to the contrary in the Award Agreement, the grant of Restricted Stock Units does not provide any right for Participant to receive a cash payment, and the Restricted Stock Units are payable in Shares only.
Withholding Taxes. This provision supplements Section 7 of the Award Agreement:

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If payment or withholding of the income tax due is not made within ninety (90) days of the end of the U.K. tax year (April 6 - April 5) in which such event giving rise to the income tax liability occurs, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue & Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 10 of the Award Agreement.
Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant shall not be eligible for a loan from the Company to cover the income tax. In the event that Participant is a director or executive officer and income tax not collected from or paid by Participant by the Due Date, the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable. Participant acknowledges that Participant ultimately will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer (as applicable) for the value of any employee NICs due on this additional benefit, which the Company and/or the Employer may recover from Participant at any time thereafter by any of the means referred to in Section 10 of the Award Agreement.
Joint Election for Transfer of the Employer’s Secondary Class 1 NICs Liability to the Participant. As a condition of vesting in the Restricted Stock Units, Participant agrees to accept any liability for secondary Class 1 NICs, which may be payable by the Company or the Employer in connection with the Restricted Stock Units (“Employer NICs”). Without limitation to the foregoing, Participant agrees to enter into an election between Participant and the Company or the Employer (the “Election”), in the form approved for such Election by HMRC, and any other consents or elections required to accomplish the transfer of the Employer NICs to Participant, prior to vesting of the Restricted Stock Units. Participant further agrees to enter into such other joint elections as may be required between Participant and any successor to the Company and/or the Employer. If Participant does not enter into the Election prior to the vesting of the Restricted Stock Units, Participant shall, without any liability to the Company or any Parent or Subsidiary, not be entitled to vest in the Restricted Stock Units.
Participant further agrees that the Company and/or the Employer may collect the Employer NICs by any of the means set forth in Section 10 of the Award Agreement, as supplemented above.

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FORTINET, INC.
2009 EQUITY INCENTIVE PLAN
PERFORMANCE STOCK UNIT AWARD AGREEMENT
Unless otherwise defined herein, the terms defined in the Fortinet, Inc. 2009 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Performance Stock Unit Award Agreement (the “Award Agreement”).
I.NOTICE OF PERFORMANCE STOCK UNIT GRANT
Participant Name:
Address:
You have been granted the right to receive an Award of Performance Stock Units, the vesting of which is based on the attainment of performance goals (“PSUs”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Performance Period Start Date

Target Number of PSUs:
Vesting Conditions:

Subject to any acceleration provisions contained in the Plan or in this Award Agreement, any Earned PSUs (as defined in the Performance Goal Matrix that is attached hereto as Exhibit B) will vest as to one-third (1/3) on the first, second and third anniversary of the Date of Grant, provided Participant remains a Service Provider from the Date of Grant through the respective vesting date.

As soon as reasonably practicable after the completion of the Performance Period, the Administrator shall determine the actual level of attainment of the performance goal (the "Performance Goal") which determines the number of Earned PSUs, if any. On the basis of the determination of the level of attainment of the Performance Goal, the number of PSUs that are eligible to vest shall be calculated. The Administrator may make such adjustment to the Performance Goal as the Administrator in its sole discretion deems appropriate.
Except as otherwise provided in the Plan or in this Award Agreement, in the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the PSUs, the PSUs and Participant’s right to acquire any Shares hereunder will immediately terminate.

By Participant’s signature and the signature of the representative of the Company on the signature page that follows, Participant and the Company agree that this Award of PSUs is granted

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under and governed by the terms and conditions of the Plan and this Award Agreement, including the Terms and Conditions of Performance Stock Unit Grant, attached hereto as Exhibit A, the Performance Goal Matrix attached hereto as Exhibit B and the Addendum with additional country-specific terms and conditions (the “Addendum”) attached hereto as Exhibit C, all of which are made a part of this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

[Signature page follows]

PARTICIPANT:	FORTINET, INC.

Signature	By

Print Name	Title

Residence Address:

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EXHIBIT A
TERMS AND CONDITIONS OF PERFORMANCE STOCK UNIT GRANT
1.    Grant. The Company hereby grants to the individual named in the Notice of Grant attached as Part I of this Award Agreement (the “Participant”) under the Plan an Award of PSUs, the vesting of which is based on the attainment of the Performance Goal set forth in the Performance Goal Matrix (attached as Exhibit B), subject to all of the terms and conditions in this Award Agreement and the Plan, which are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Notice of Grant and the Plan.
Subject to Section 19 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail; provided, however, that to the extent the PSUs are intended to constitute Qualified Performance-Based Compensation, the provisions of the Performance Award Plan will prevail to the extent necessary to ensure that the PSUs will be treated as Qualified Performance-Based Compensation.
2.    Company’s Obligation to Pay. Unless and until the PSUs will have vested in the manner set forth in Section 3, Participant will have no right to payment of any such PSUs. Prior to actual payment of any vested PSUs, such PSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Any PSUs that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any Tax-Related Items as defined and as set forth in Section 8. Subject to the provisions of Section 4, such vested PSUs will be paid in Shares as soon as practicable after vesting, but in each such case within the period ending no later than the date that is two and one-half (2½) months from the end of the Company’s tax year that includes the vesting date.
3.    Vesting Conditions. Except as provided in Section 4, and subject to Section 6, the PSUs awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. PSUs scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs, as further described in Section 6.
4.    Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested PSUs at any time, subject to the terms of the Plan, provided, however, that the vesting of PSUs that are intended to constitute Qualified Performance-Based Compensation shall not be accelerated to the extent that any such vesting acceleration would cause the PSUs to fail to constitute Qualified Performance-Based Compensation. If so accelerated, such PSUs will be considered as having vested as of the date specified by the Administrator.
Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting and payment of the balance, or some lesser portion of the balance, of the PSUs that constitute nonqualified deferred compensation subject to Section 409A is accelerated in connection

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with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company) other than due to death, and if (x) Participant is a U.S. taxpayer and “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated PSUs will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated PSUs will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the PSUs will be paid in Shares to the Participant’s estate not more than ninety (90) days following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the PSUs provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
5.    Dividend Equivalents. Participant shall be entitled to receive the equivalent value (in cash or Shares) of any dividends paid on each Share for each Earned PSU (as such term is defined in Exhibit B) (a “Dividend Equivalent”). Any Dividend Equivalent that becomes payable shall be paid at the same time that the underlying PSU is paid pursuant to Section 2.
6.    Forfeiture upon Termination of Status as a Service Provider. Except as otherwise provided in the Plan or this Award Agreement, the balance of the PSUs that have not vested as of the time of Participant’s termination as a Service Provider, for any or no reason and Participant’s right to acquire any Shares hereunder, will immediately terminate upon Participant’s termination as a Service Provider. For purposes of the PSUs, Participant's status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later to be found invalid or in breach of employment laws in the jurisdiction where Participant is employed or rendering services or the terms of Participant’s employment or service agreement, if any), and Participant’s right to vest in the PSUs under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant's period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or rendering services or the terms of Participant’s employment or service agreement, if any); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the PSU grant (including whether Participant may still be considered to be a Service Provider while on a leave of absence).
7.    Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant was a U.S. resident and is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant was not a U.S. resident and is then deceased, be made to the

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administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
8.    Withholding of Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, the Parent or Subsidiary retaining or employing Participant (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PSUs, including, but not limited to, the grant, vesting or settlement of the PSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of Tax-Related Items which the Company determines must be withheld with respect to such Shares.
The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may satisfy any Tax-Related Items, in whole or in part (without limitation) by (a) withholding from Participant’s wages or other cash compensation payable to Participant by the Company and/or any Parent or Subsidiary, (b) withhold otherwise deliverable Shares, or (c) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise). Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent.
To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax-Related Items by reducing the number of Shares otherwise deliverable to Participant. In this case, for tax purposes, Participant will be deemed to have been issued the full number of Shares subject to the vested PSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

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If Participant is a Section 16 officer of the Company under the Exchange Act, then the Company will withhold in Shares upon the relevant taxable or tax withholding event, as applicable, unless the Company determines that such withholding method is problematic under Applicable Laws. In this case, Participant may elect the form of withholding from the alternatives above.
Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. If Participant fails to make satisfactory arrangements for the payment of any required Tax-Related Items obligations hereunder at the time any applicable PSUs otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will permanently forfeit such PSUs and any right to receive Shares thereunder and the PSUs will be returned to the Company at no cost to the Company.
9.    Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
10.    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE PSUs PURSUANT TO THE VESTING CONDITIONS HEREOF IS EARNED ONLY BY CONTINUING AS AN ACTIVE SERVICE PROVIDER, AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF PSUs OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING CONDITIONS SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE PERFORMANCE PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE EMPLOYER) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
11.    Change in Control.
(a)    In the event of a Change in Control during the first calendar quarter of the Performance Period, the PSUs shall be converted into time-vested Restricted Stock Units (the "Time-Based RSUs") for the Target Number of PSUs and vest in accordance with the vesting provisions set forth in the Notice of Grant and subject to Section 3 of this Award Agreement.
(b)    In the event of a Change in Control after the end of the first calendar quarter but before the end of the Performance Period, the Earned PSUs shall be determined based on the attainment of the Performance Goals as determined for purposes of the most recent quarterly accounting accrual for the PSUs. Immediately prior to the closing date of the Change in Control,

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such Earned PSUs shall be converted into Time-Based RSUs and vest in accordance with the vesting provisions set forth in the Notice of Grant.
(c)    Any Time-Based RSUs shall be subject to the terms of the Plan, this Award Agreement (except for the terms pertaining to the attainment of Performance Goals) and to any Change in Control agreement entered into between Participant, the Company or any Parent or Subsidiary. Any references to PSUs in this Award Agreement shall be understood to refer to the Time-Based RSUs.
12.    Nature of Grant. In accepting the Award, Participant acknowledges, understands and agrees that:
a.the grant of the PSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of PSUs, or benefits in lieu of PSUs, even if PSUs have been granted in the past;
b.all decisions with respect to future PSUs or other grants, if any, will be at the sole discretion of the Company;
c.Participant is voluntarily participating in the Plan;
d.the PSUs and the Shares subject to the PSUs, and the income and value of same, are not intended to replace any pension rights or compensation;
e.the PSUs and the Shares subject to the PSUs, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
f.the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
g.unless otherwise agreed with the Company, the PSUs and the Shares subject to the PSUs, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of any Parent or Subsidiary of the Company.
h.no claim or entitlement to compensation or damages shall arise from forfeiture of the PSUs resulting from the termination of Participant's status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or rendering services or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the PSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent or Subsidiary or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have

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agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim; and
i.unless otherwise provided in the Plan or by the Company in its discretion, the PSUs and the benefits evidenced by this Award Agreement do not create any entitlement to have the PSUs or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

j.the following provisions apply only if Participant is providing services outside the United States:

(i)    the PSUs and the Shares subject to the PSUs are not part of normal or expected compensation or salary for any purpose; and

(ii)    Participant acknowledges and agrees that neither the Company, the Employer nor any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the PSUs or of any amounts due to Participant pursuant to the settlement of the PSUs or the subsequent sale of any Shares acquired upon settlement.

13.    No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
14.     Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other PSU grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all PSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to Charles Schwab & Co., Inc., or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy

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laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, its broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant PSUs or other Awards or administer or maintain such Awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

15.    Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company, in care of Stock Administration at Fortinet, Inc., at 899 Kifer Road, Sunnyvale, CA 94086, or at such other address as the Company may hereafter designate in writing.
16.    Grant is Not Transferable. Except to the limited extent provided in Section 7, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
17.    Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
18.    Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any U.S. state or federal or foreign law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate or beneficiary, if applicable), such issuance will not occur

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unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate U.S. federal securities laws or other Applicable Laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation.
19.    Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.
20.    Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any PSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
21.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to PSUs awarded under the Plan or future PSUs that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
22.    Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
23.    Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.
24.    Modifications to the Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written document executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of PSUs, but the Company shall not be under any obligation to make any such revision. Furthermore, nothing in this Award Agreement or the Plan shall provide a basis for any person to take action

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against the Company or any Parent or Subsidiary based on matters covered by Section 409A, including the tax treatment of any PSU settled or amount paid or PSUs granted under this Award Agreement, and neither the Company nor any Parent or Subsidiary shall under any circumstances have any liability to Participant or his or her estate or any other party for any taxes, penalties or interest due on amounts paid or payable under this Award Agreement, including taxes, penalties or interest imposed under Section 409A.
25.    Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of PSUs under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan are discretionary in nature and may be amended, suspended or terminated by the Company at any time.
26.    Governing Law and Venue. This Award Agreement will be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock is made and/or to be performed.
27.    Language. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
28.    Addendum. Notwithstanding any provisions in the Award Agreement, the PSU grant shall be subject to any special terms and conditions set forth in the Addendum, attached as Exhibit C, for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of the Award Agreement.
29.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the PSU and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

30.    Insider Trading / Market Abuse Restrictions. Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to acquire or sell Shares or rights to Shares (e.g., the PSUs) under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading

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policy. Participant is responsible for ensuring Participant’s compliance with any applicable restrictions and is advised to speak with his or her personal legal advisor on this matter.

31.    Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Award Agreement shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by Participant or any other Participant.

* * *

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EXHIBIT B
PERFORMANCE GOAL MATRIX
PERFORMANCE STOCK UNIT AWARD AGREEMENT
1.    Performance Periods:
[INSERT]
2.    Performance Goal/Calculation of Earned PSUs.
[TBD]

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EXHIBIT C
ADDENDUM TO
PERFORMANCE STOCK UNIT AWARD AGREEMENT
Capitalized terms used but not defined herein shall have the meanings set forth in the Plan, the Notice of Grant and/or the Terms and Conditions of PSU Grant.
Terms and Conditions
This Addendum includes additional terms and conditions that govern the PSUs granted to Participant under the Plan if Participant resides and/or works in one of the countries listed below. This Addendum forms part of the Award Agreement. If Participant is a citizen or resident of a country other than the one in which Participant is currently working, is considered a resident of another country for local law purposes or transfers employment and/or residency between countries after the Date of Grant, the Company shall, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.
Notifications
This Addendum also includes notices regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in Participant’s country as of January 2015. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in the PSUs or sells Shares acquired under the Plan.
In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.
Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working, is considered a resident of another country for local law purposes or transfers employment and/or residency between countries after the Date of Grant, the information contained herein may not be applicable in the same manner to Participant.

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ARGENTINA
Notifications
Securities Law Information. Neither the PSUs nor the underlying Shares are publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.
Exchange Control Information. In the event that Participant transfers proceeds from the sale of Shares or the receipt of any dividends or Dividend Equivalents paid on such Shares into Argentina within 10 days of receipt (i.e., the proceeds have not been held in the offshore bank or brokerage account for at least 10 days prior to transfer), Participant must deposit 30% of the proceeds into a non-interest bearing account in Argentina for 365 days. If Participant has satisfied the 10-day holding obligation, the Argentine bank handling the transaction may request certain documentation in connection with Participant’s request to transfer proceeds into Argentina, including evidence of the sale or dividend payment and proof that no funds were remitted out of Argentina to acquire the Shares. If the bank determines that the 10-day rule or any other rule or regulation promulgated by the Argentine Central Bank has not been satisfied, it will require that 30% of the proceeds be placed in a non-interest bearing dollar denominated mandatory deposit account for a holding period of 365 days. Please note that exchange control regulations in Argentina are subject to frequent change. Participant should consult with Participant’s personal legal advisor regarding any exchange control obligations Participant may have in connection with Participant’s participation in the Plan.
Foreign Asset/Account Reporting Information. If Participant holds Shares as of December 31 of any year, Participant is required to report the holding of the Shares on his or her personal tax return for the relevant year.
AUSTRALIA
Notifications
Australian Offer Document. The offer of PSUs is intended to comply with the provisions of the Corporations Act 2001, ASIC Regulatory Guide 49 and ASIC Class Order CO 14/1000. Additional details are set forth in the Offer Document for the offer of Stock Units to Australian resident employees, which will be provided to Participant with the Award Agreement.
Securities Law Information. If Participant acquires Shares under the Plan and Participant offers such Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice as to Participant’s disclosure obligations prior to making any such offer.
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers. The Australian bank assisting with the transaction will file the report. If there is no Australian bank involved in the transfer, then Participant will be required to file the report.

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AUSTRIA
Notifications
Exchange Control Information. If Participant holds Shares acquired under the Plan outside of Austria, Participant must submit a report to the Austrian National Bank. An exemption applies if the value of the Shares as of any given quarter is less than €30,000,000 or as of December 31 is less than €5,000,000. If the former threshold is exceeded, quarterly obligations are imposed, whereas if the latter threshold is exceeded, annual reports must be given. The annual reporting date is December 31 and the deadline for filing the annual report is January 31 of the following year.
When Participant sells Shares acquired under the Plan or receives a dividend or Dividend Equivalents payment, there may be exchange control obligations if the cash proceeds are held outside of Austria. If the transaction volume of all accounts abroad exceeds €3,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month, on the prescribed form (Meldungen SI-Forderungen und/oder SI-Verpflichtungen).
BELGIUM
Notifications
Foreign Asset/Account Reporting Information. Participant is required to report any security or bank account opened and maintained outside Belgium on Participant’s annual tax return.
BRAZIL
Terms and Conditions
Compliance with Law. By accepting the PSUs, Participant acknowledges his or her agreement to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with the vesting of the PSUs, and the sale of Shares acquired under the Plan and the receipt of any dividends or Dividend Equivalents.
Notifications
Exchange Control Information. If Participant is resident or domiciled in Brazil, Participant will be required to submit annually a declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than US$100,000. Assets and rights that must be reported include Shares acquired under the Plan.
CAMBODIA
There are no country-specific provisions.

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CANADA
Terms and Conditions
PSUs Payable Only in Shares. Notwithstanding any discretion in the Plan or anything to the contrary in the Award Agreement, the grant of PSUs does not provide any right for Participant to receive a cash payment, and the PSUs are payable in Shares only.
Termination of Service. The following provision replaces Section 6 of the Award Agreement:
Except as otherwise provided in the Plan or the Award Agreement, the balance of the PSUs that have not vested as of the time of Participant’s termination as a Service Provider (for any or no reason and whether or not later found to be invalid or in breach of Canadian laws or the terms of the Participant’s employment or service agreement, if any), and Participant’s right to acquire any Shares hereunder, will immediately terminate upon Participant’s termination as a Service Provider. For purposes of the preceding sentence, the Participant’s right to vest in the PSUs will terminate effective as of the date that is the earlier of (1) the date Participant’s status as a Service Provider is terminated, (2) the date Participant receives notice of termination of service from the Employer, or (3) the date the Participant is no longer actively providing service. The right to vest in the PSUs will not be extended by any notice period (e.g., active service would not include any contractual notice period or any period of “garden leave” or similar period mandated under Canadian laws or the terms of the Participant’s employment or service agreement, if any); the Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the PSU grant (including whether Participant may still be considered to be a Service Provider while on a leave of absence).
The following provisions will apply if Participant is a resident of Quebec:
Language Consent. The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir expressement souhaité que la convention [“Award Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.
Data Privacy Notice and Consent. This provision supplements Section 14 of the Award Agreement:
Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company and any Parent or Subsidiary and the administrator of the Plan to disclose and discuss the Plan with their advisors. Participant further authorizes the Company and any Parent or Subsidiary to record such information and to keep such information in Participant’s file.

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Notifications
Securities Law Information. Participant is permitted to sell Shares acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the NASDAQ.
Foreign Asset/Account Reporting Information. Participant is required to report any foreign assets (including Shares) with a value exceeding C$100,000 on Form T1135 (Foreign Income Verification Statement). It is not certain if invested RSUs will be considered as reportable foreign assets. The report is due at the same time as Participant’s annual tax return. It is Participant’s responsibility to comply with applicable reporting obligations.
CHILE
Notifications
Securities Law Information. Neither the Company, the PSUs nor the Shares issued upon vesting of the PSUs are registered with the Chilean Registry of Securities or under the control of the Chilean Superintendence of Securities.
Exchange Control and Tax Information. Participant is not required to repatriate proceeds obtained from the sale of Shares or from dividends or Dividend Equivalents to Chile; however, if Participant decides to repatriate proceeds from the sale of Shares and/or dividends or Dividend Equivalents and the amount of the proceeds to be repatriated exceeds US$10,000, Participant acknowledges that he or she must effect such repatriation through the Formal Exchange Market (i.e., a commercial bank or registered foreign exchange office).
Further, if the value of Participant’s aggregate investments held outside of Chile exceed US$5,000,000 (including the value of Shares acquired under the Plan), Participant must report the status of such investments annually to the Central Bank using Annex 3.1 of Chapter XII of the Foreign Exchange Regulations.
Foreign Asset/Account Reporting Information. If Participant holds Shares acquired under the Plan outside of Chile, he or she must inform the Chilean Internal Revenue Service (the “CIRS”) of the details of his or her investment in the Shares by Filing Tax Form 1851 “Annual Sworn Statement Regarding Investments Held Abroad”. Further, if Participant wishes to receive credit against Participant’s Chilean income taxes for any taxes paid abroad, Participant must report the payment of taxes abroad to the CIRS by filing Tax Form 1853 “Annual Sworn Statement Regarding Credits for Taxes Paid Abroad”. These statements must be submitted electronically through the CIRS website before March 15 of each year: www.sii.cl.

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CHINA
Terms and Conditions
The following provisions will apply to Participants who are subject to PRC exchange control restrictions, as determined by the Company in its sole discretion:
Immediate Sale Restriction. Notwithstanding anything to the contrary in the Plan or Award Agreement, due to exchange control laws in China, Participant agrees that any Shares acquired at vesting of the PSUs may be immediately sold at vesting or, at the Company’s discretion, at a later time (including when Participant’s status as a Service Provider terminates). If, however, the sale of the Shares is not permissible under the Company’s insider trading policy, or if any requisite exchange control approval for the Plan in China has not been obtained, the Company retains the discretion to postpone the issuance of the Shares subject to Participant’s vested PSUs until such time that the sale is again permissible and to then immediately sell the Shares subject to the PSUs. Participant further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of the Shares (on Participant’s behalf pursuant to this authorization), and Participant expressly authorizes such broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay the cash proceeds from the sale, less any brokerage fees or commissions, to Participant in accordance with applicable exchange control laws and regulations and provided any liability for Tax-Related Items resulting from the vesting of the PSUs has been satisfied. Due to fluctuations in the Share price and/or the US dollar exchange rate between the vesting date and (if later) the date on which the Shares are sold, the sale proceeds may be more or less than the market value of the Shares on the vesting date (which is the amount relevant to determining Participant’s tax liability). Participant understands and agrees that the Company is not responsible for the amount of any loss Participant may incur and that the Company assumes no liability for any fluctuations in the Share price and/or US dollar exchange rate.
Exchange Control Information. Participant understands and agrees that, to facilitate compliance with exchange control laws in China, Participant may be required to immediately repatriate to China the cash proceeds from the sale of any Shares acquired at vesting of the PSUs and any dividends or Dividend Equivalents received in relation to the Shares. Participant further understands that, under local law, such repatriation of the cash proceeds may need to be effectuated through a special exchange control account established by the Company or any Parent or Subsidiary, and Participant hereby consents and agrees that the proceeds from the sale of Shares acquired under the Plan and any dividends received in relation to the Shares may be transferred to such special account prior to being delivered to Participant.
The proceeds may be paid to Participant in U.S. dollars or local currency at the Company’s discretion. In the event the proceeds are paid to Participant in U.S. dollars, Participant understands that Participant will be required to set up a U.S. dollar bank account in China and provide the bank account details to the Employer and/or the Company so that the proceeds may be deposited into this account.

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Participant agrees to bear any currency fluctuation risk between the time the Shares are sold or dividends or Dividend Equivalents are paid and the time the proceeds are distributed to Participant through any such special account.
Participant further agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.
COLOMBIA
Terms and Conditions
Labor Laws Acknowledgement. The following provision supplements Section 12 of the Award Agreement:
Participants acknowledges that pursuant to Article 128 of the Colombian Labor Code, the PSUs and related benefits do not constitute a component of “salary” for any purpose.
Notifications
Exchange Control Information. Investment and assets (such as Shares) held abroad must be registered with the Central Bank (Banco de la Republica) if the value of Participant’s aggregate investments and assets abroad (as of December 31 of the relevant fiscal year) equals or exceeds US$500,000. In addition, when Participant sells or otherwise disposes of any Shares acquired under the Plan, if the investment was registered with the Central Bank, Participant must cancel the registration no later than March 31 of the year following the year in which the Shares were sold. If Participant does not cancel the registration by the above-mentioned deadline, Participant will be subject to a fine.
COSTA RICA
There are no country-specific provisions.
CZECH REPUBLIC
Notifications
Exchange Control Information. The Czech National Bank (“CNB”) may require Participant to fulfill certain notification duties in relation to the opening and maintenance of a foreign account. In addition, Participant may need to report the following even in the absence of a request from the CNB: foreign direct investments with a value of CZK 2,500,000 or more in the aggregate or other foreign financial assets with a value of CZK 200,000,000 or more.
Because exchange control regulations change frequently and without notice, Participant should consult his or her personal legal advisor prior to the sale of Shares to ensure compliance with current regulations. It is Participant’s responsibility to comply with Czech exchange control laws, and neither the Company nor any Parent or Subsidiary will be liable for any resulting fines or penalties.

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DOMINICAN REPUBLIC
There are no country-specific provisions.
EGYPT
Notifications
Exchange Control Information. If Participant transfers funds into Egypt in connection with the sale of Shares or the receipt of dividends or Dividend Equivalents, Participant is required to do so through a registered bank in Egypt.
FINLAND
There are no country-specific provisions.
FRANCE
Terms and Conditions
French Language Provision. By accepting the Award Agreement providing for the terms and conditions of Participant’s grant, Participant confirms having read and understood the documents relating to this grant (the Plan and the Award Agreement) which were provided in English language. Participant accepts the terms of those documents accordingly.
En acceptant le Contrat d’Attribution décrivant les termes et conditions de l’attribution, le participant confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan U.S. et le Contrat d’Attribution) qui ont été communiqués en langue anglaise. Le participant accepte les termes en connaissance de cause.
Notifications
Tax Information. The PSUs are not intended to be French tax-qualified Awards.
Foreign Asset/Account Reporting Information. If Participant retains Shares acquired under the Plan outside of France or maintains a foreign bank account, Participant is required to report such to the French tax authorities when filing Participant’s annual tax return. Failure to comply could trigger significant penalties.
GERMANY
Notifications
Exchange Control Information. Cross-border payments in excess of €12,500 in connection with the sale of securities (including Shares acquired under the Plan) or the receipt of any dividends must be reported monthly to the German Federal Bank. The report must be made by the 5th day of the month following the month in which the payment was received and must be filed electronically.

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The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website and is available in both German and English. Participant is responsible for satisfying the reporting obligation.
In addition, in the unlikely event that Participant holds Shares exceeding 10% of the total capital of the Company, Participant must report Participant’s holdings in the Company on an annual basis.
HONG KONG
Terms and Conditions
PSUs Payable Only in Shares. Notwithstanding any discretion in the Plan or anything to the contrary in the Award Agreement, the grant of PSUs does not provide any right for Participant to receive a cash payment, and the PSUs are payable in Shares only.
Securities Law Information. WARNING: The grant of PSUs under the terms of the Award Agreement and the Plan and the issuance of Shares at vesting of PSUs do not constitute a public offering of securities, and they are available only to Service Providers.
Please be aware that the contents of the Award Agreement, including this Addendum, and the Plan have not been reviewed by any regulatory authority in Hong Kong. Participant is advised to exercise caution in relation to the right to acquire Shares at vesting of the PSUs, or otherwise, under the Plan. If Participant is in any doubt about any of the contents of the Award Agreement, including this Addendum, or the Plan, Participant should obtain independent professional advice.
Sale of Shares. Shares received at vesting are accepted as a personal investment. In the event that the PSUs vest and Shares are issued to Participant within six months of the Date of Grant, Participant agrees that the Shares will not be offered to the public or otherwise disposed of prior to the six-month anniversary of the Date of Grant.
HUNGARY
There are no country-specific provisions.
INDIA
Notifications
Exchange Control Information. Participant must repatriate to India the proceeds from the sale of Shares acquired at vesting within 90 days and any dividends or Dividend Equivalents received in relation to the Shares within 180 days after receipt. Participant must obtain evidence of the repatriation of funds in the form of a foreign inward remittance certificate (the “FIRC”) from the bank where Participant deposited the foreign currency. Participant must retain the FIRC in Participant’s records to present to the Reserve Bank of India or Participant’s Employer in the event that proof of repatriation is requested.

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Foreign Asset/Account Reporting Information. Participant is required to declare his or her foreign bank accounts and any foreign financial assets (including Shares  held outside India) in Participant’s annual tax return.  It is Participant’s responsibility to comply with this reporting obligation and Participant should consult his or her personal advisor in this regard.
INDONESIA
Notifications
Exchange Control Information. If Participant remits funds into Indonesia (e.g., proceeds from the sale of Shares), the Indonesian Bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia for statistical reporting purposes. For transactions of US$10,000 or more, a description of the transaction must be included in the report. Although the bank through which the transaction is made is required to make the report, Participant must complete a “Transfer Report Form.” The Transfer Report Form should be provided to Participant by the bank through which the transaction is to be made.
IRELAND
Notifications
Director Notification Obligation. If Participant is a director, shadow director or secretary of an Irish Parent or Subsidiary, Participant must notify the Irish Parent or Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., PSUs, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).
ISLE OF MAN
There are no country-specific provisions.
ISRAEL
Terms and Conditions
Immediate Sale Restriction. Participant agrees that any Shares acquired at vesting of the PSUs will be immediately sold at vesting. If, however, the sale of the Shares is not permissible under the Company’s insider trading policy, the Company retains the discretion to postpone the issuance of the Shares subject to Participant’s vested PSUs until such time that the sale is again permissible and to then immediately sell the Shares subject to the PSUs. Participant further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of the Shares (on Participant’s behalf pursuant to this authorization), and Participant expressly authorizes such broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay the cash proceeds from the sale, less any

6623174-v9\GESDMS

brokerage fees or commissions, to Participant, provided any liability for Tax-Related Items has been satisfied. Participant understands and agrees that the Company is not responsible for the amount of any loss Participant may incur and that the Company assumes no liability for any fluctuations in the Share price and/or US dollar exchange rate.
ITALY
Terms and Conditions
Data Privacy Notification. This notification replaces Section 14 of the Award Agreement:
Participant understands that Participant’s Employer, the Company and any Subsidiary or Affiliate may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Company or any Subsidiary or Affiliate, details of all PSUs, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”) and will process such data for the exclusive purpose of implementing, managing and administering the Plan and in compliance with applicable laws and regulations.
Participant also understands that providing the Company with Data is mandatory for compliance with local law and necessary for the performance of the Plan and that Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan. The Controller of personal data processing is Fortinet, Inc., with registered offices at 899 Kifer Road, Sunnyvale, CA 94086, U.S.A., and, pursuant to Legislative Decree no. 196/2003, its Representative in Italy for privacy purposes is Fortinet Italy, S.r.L, with registered offices at Via del Casale Solaro, 119, 00143 Roma Italy.
Participant understands that Data will not be publicized, but it may be accessible by the Employer and its internal and external personnel in charge of processing of such Data and by the data processor (the “Processor”), if any. An updated list of Processors and other transferees of Data is available upon request from the Employer. Furthermore, Data may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan. Participant understands that Data may also be transferred to the independent registered public accounting firm engaged by the Company. Participant further understands that the Company and/or any Subsidiary or Affiliate will transfer Data among themselves as necessary for the purpose of implementing, administering and managing Participant’s participation in the Plan, and that the Company and/or any Subsidiary or Affiliate may each further transfer Data to third parties assisting the Company in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom Participant may elect to deposit any Shares acquired at vesting of the PSUs. Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Participant’s participation in the Plan. Participant understands that these recipients may be acting as Controllers, Processors or persons in charge of processing, as the case may be, in accordance with local law and may be located in or outside

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the European Economic Area in countries such as in the United States that may not provide the same level of protection as intended under Italian data privacy laws. Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.
Participant understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions, as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.
The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require Participant’s consent thereto, as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan. Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, Participant have the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing. Participant should contact Participant’s Employer in this regard.
Furthermore, Participant is aware that Data will not be used for direct-marketing purposes. In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting Participant’s local human resources representative.
Terms of Grant. By accepting the PSUs, Participant acknowledges that (1) Participant has received a copy of the Plan and the Award Agreement, including this Addendum; (2) Participant has reviewed those documents in their entirety and fully understands the contents thereof; and (3) Participant accepts all provisions of the Plan and the Award Agreement, including this Addendum. Participant further acknowledges that Participant has read and specifically and expressly approves, without limitation, the following sections of the Award Agreement: Section 3 - “Vesting Conditions”; Section 6 – “Forfeiture upon Termination of Status as a Service Provider”; Section 8 – “Withholding of Taxes”; Section 10 – “No Guarantee of Continued Service”; Section 12 – “Nature of Grant”; Section 14 – “Data Privacy” as replaced by the above consent; Section 26 – “Governing Law and Venue”; and Section 27 – “Language.”
Notifications
Foreign Asset/Account Reporting Information. Italian residents who, during the fiscal year, hold investments abroad or foreign financial assets (e.g., cash, Shares, PSUs) which may generate income taxable in Italy are required to report such on their annual tax returns (UNICO Form, RW Schedule) or on a special form if no tax return is due. The same reporting obligations apply to Italian residents who, even if they do not directly hold investments abroad or foreign financial assets (e.g., cash, Shares, PSUs), are beneficial owners of the investment pursuant to Italian money laundering provisions.

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Tax on Foreign Financial Assets. A tax on the value of financial assets held outside of Italy by individuals resident in Italy will be due. The taxable amount will be the fair market value of the financial assets (including Shares) assessed at the end of each calendar year.
JAPAN
Notifications
Foreign Asset/Account Reporting Information. Participant will be required to report details of any assets (including any Shares) held outside of Japan as of December 31 each year, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15 of the following year. Participant is advised to consult with his or her personal tax advisor as to whether the reporting obligation applies to Participant and whether Participant will be required to report details of any PSUs or Shares that Participant holds.
KOREA
Notifications
Exchange Control Information. If Participant realizes US$500,000 or more from the sale of Shares or the receipt of dividends or Dividend Equivalents in a single transaction, Participant must repatriate the proceeds to Korea within 18 months of the receipt.
Foreign Asset/Account Reporting Information. Participant will be required to report details of any assets (including any Shares) held outside of Japan as of December 31 each year, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15 of the following year. Participant is advised to consult with his or her personal tax advisor as to whether the reporting obligation applies to Participant and whether Participant will be required to report details of any PSUs or Shares that Participant holds.

MALAYSIA
Terms and Conditions

Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other PSU grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Peserta dengan ini secara eksplisit dan tanpa sebarang keraguan mengizinkan pengumpulan, penggunaan dan pemindahan, dalam bentuk elektronik atau lain-lain, data peribadi Peserta seperti yang dinyatakan dalam Perjanjian Penganugerahan ini dan apa-apa bahan geran PSU yang lain oleh dan di antara, sebagaimana yang berkenaan, Majikan, Syarikat, dan mana-mana Syarikat Induk atau Anak Syarikat untuk tujuan ekslusif bagi pelaksanaan, pentadbiran dan pengurusan penyertaan Peserta dalam Pelan tersebut.

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Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all PSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Data is supplied by the Employer and also by Participant through information collected in connection with the Award Agreement and the Plan.

Peserta memahami bahawa Syarikat dan Majikan mungkin memegang maklumat peribadi tertentu tentang Peserta, termasuk, tetapi tidak terhad kepada, namanya, alamat rumah dan nombor telefon, tarikh lahir, nombor insurans sosial atau nombor pengenalan lain, gaji, kewarganegaraan, jawatan, apa-apa saham atau jawatan pengarah yang dipegang dalam Syarikat, butir-butir semua PSUs atau apa-apa hak lain untuk syer dalam saham yang dianugerahkan, dibatalkan, dilaksanakan, terletak hak, tidak diletak hak ataupun yang belum dijelaskan bagi faedah Peserta (“Data”), untuk tujuan yang eksklusif bagi melaksanakan, mentadbir dan menguruskan Pelan. Data dibekalkan oleh Majikan dan juga oleh Peserta melalui maklumat yang dikumpul berkenaan dengan Perjanjian Penganugerahan dan Pelan.

Participant understands that Data will be transferred to Charles Schwab & Co., Inc., or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.

Peserta memahami bahawa Data akan dipindah kepada Charles Schwab & Co., Inc., atau pembekal perkhidmatan pelan saham lain yang mungkin dipilih oleh Syarikat pada masa depan yang membantu Syarikat dalam melaksanakan, mentadbir dan menguruskan Pelan tersebut. Peserta memahami bahawa penerima-penerima Data mungkin berada di Amerika Syarikat atau di tempat lain, dan bahawa negara penerima (contohnya, Amerika Syarikat) mungkin mempunyai undang-undang privasi data dan perlindungan yang berbeza daripada negara Peserta. Peserta fahami bahawa sekiranya dia menetap di luar Amerika Syarikat, Peserta boleh meminta senarai nama dan alamat mana-mana penerima Data yang berpotensi dengan menghubungi wakil sumber manusia tempatannya.

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Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, its broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative at [insert Malaysian entity information].

Peserta memberi kuasa kepada Syarikat, brokernya dan mana-mana penerima lain yang mungkin membantu Syarikat (pada masa kini atau masa depan) untuk melaksanakan, mentadbir dan menguruskan Pelan untuk menerima, memiliki, menggunakan, mengekalkan dan memindahkan Data, dalam bentuk elektronik atau lain-lain, dengan tujuan untuk melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan. Peserta fahami bahawa Data akan dipegang hanya untuk tempoh yang diperlukan untuk melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan. Peserta fahami bahawa sekiranya dia menetap di luar Amerika Syarikat, dia boleh, pada bila-bila masa, melihat Data, meminta maklumat tambahan mengenai penyimpanan dan pemprosesan Data, meminta bahawa pindaan-pindaan yang diperlukan dilaksanakan ke atas Data atau menolak atau menarik balik persetujuan dalam ini, dalam mana-mana kes, tanpa kos, dengan menghubungi secara bertulis wakil sumber manusia tempatannya di [masukkan informasi mengenai entiti di Malaysia].

Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant PSUs or other Awards or administer or maintain such Awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

Selanjutnya, Peserta memahami bahawa dia memberikan persetujuan di sini secara sukarela. Jika Peserta tidak bersetuju, atau jika Peserta kemudian membatalkan persetujuannya, status pekerjaan atau perkhidmatan dan kerjayanya dengan Majikan tidak akan terjejas; satunya akibat jika dia tidak bersetuju atau menarik balik persetujuannya adalah bahawa Syarikat tidak akan dapat menganugerahkan kepada Peserta PSUs atau Anugerah lain atau mentadbir atau mengekalkan Anugerah tersebut. Oleh itu, Peserta fahami bahawa keengganan atau penarikan balik persetujuannya boleh menjejaskan keupayaannya untuk mengambil bahagian dalam Pelan. Untuk maklumat lanjut mengenai akibat keengganannya untuk memberikan keizinan atau penarikan balik keizinan, Peserta fahami bahawa dia boleh menghubungi wakil sumber manusia tempatannya.

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Notifications
Director Notification Obligation. If Participant is a director of a Malaysian Parent or Subsidiary, Participant is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Company’s Malaysian Parent or Subsidiary in writing when Participant receive or dispose of an interest (e.g., PSUs or Shares) in the Company or any related company. This notification must be made within 14 days of receiving or disposing of any interest in the Company or any related company.
MEXICO
Terms and Conditions
No Entitlement or Claims for Compensation. These provisions supplement Section 12 of the Award Agreement:
Modification. By accepting the PSUs, Participant understands and agrees that any modification of the Plan or the Award Agreement or its termination shall not constitute a change or impairment of the terms and conditions of employment.
Policy Statement. The Award of PSUs the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability.

The Company, with registered offices at 899 Kifer Road, Sunnyvale, CA 94086, U.S.A., is solely responsible for the administration of the Plan and participation in the Plan and the acquisition of Shares does not, in any way, establish an employment relationship between Participant and the Company since Participant is participating in the Plan on a wholly commercial basis and the sole employer is Fortinet, Inc., located at Prol. Paseo de la Reforma 115 Int. 702, Col. Lomas de Santa Fe, Del. Alvaro Obregon, Mexico, D.F. C.P. 01219, nor does it establish any rights between Participant and the Employer.
Plan Document Acknowledgment. By accepting the Award of PSUs, Participant acknowledges that Participant has received copies of the Plan, has reviewed the Plan and the Award Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement.
In addition, by accepting the Award Agreement, Participant further acknowledges that Participant has read and specifically and expressly approved the terms and conditions in the Award Agreement, in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan are offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) the Company and any Parent or Subsidiary are not responsible for any decrease in the value of the Shares underlying the PSUs.

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Finally, Participant hereby declares that Participant does not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of Participant’s participation in the Plan and therefore grants a full and broad release to the Employer, the Company and any Parent or Subsidiary with respect to any claim that may arise under the Plan.
Spanish Translation
Sin derecho a compensación o reclamaciones por compensación. Estas disposiciones complementan el Contrato:
Modificación. Al aceptar las Unidades de Acciones Restringidas, el Participante entiende y acuerda que cualquier modificación al Plan o al Contrato o su terminación no constituirá un cambio o perjuicio a los términos y condiciones de empleo.
Declaración de Política. El Otorgamiento de Unidades de Acciones Restringidas que la Compañía está haciendo de conformidad con el Plan es unilateral y discrecional y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y discontinuar el mismo en cualquier momento, sin responsabilidad alguna.
La Compañía, con oficinas registradas ubicadas en 899 Kifer Road, Sunnyvale, CA 94086, , EE.UU. es únicamente responsable de la administración del Plan y la participación en el Plan y la adquisición de Acciones no establece, de forma alguna, una relación de trabajo entre el Participante y la Compañía, ya que el Participante participa en el Plan de una forma totalmente comercial y el único patrón es Fortinet, Inc., Prol. Paseo de la Reforma 115 Int. 702, Col. Lomas de Santa Fe, Del. Alvaro Obregon, Mexico, D.F. C.P. 01219, y tampoco establece ningún derecho entre el Participante y el Patrón.
Reconocimiento del Documento del Plan. Al aceptar el Otorgamiento de las Unidades de Acciones Restringidas, el Participante reconoce que el Participante ha recibido copias del Plan, ha revisado el Plan y el Contrato en su totalidad y entiende y acepta completamente todas las disposiciones contenidas en el Plan y en el Contrato.
Adicionalmente, al aceptar el Contrato, el Participante reconoce que el Participante ha leído y específica y expresamente ha aprobado los términos y condiciones del Contrato, en el que claramente se ha descrito y establecido que: (i) la participación en el Plan no constituye un derecho adquirido; (ii) el Plan y la participación en el Plan es ofrecida por la Compañía de forma enteramente discrecional; (iii) la participación en el Plan es voluntaria; y (iv) la Compañía, así como su Sociedad Controlante, Subsidiaria no son responsables por cualquier disminución en el valor de las Acciones subyacentes a las Unidades de Acciones Restringidas.
Finalmente, el Participante en este acto declara que el Participante no se reserva ninguna acción o derecho para interponer cualquier demanda o reclamación en contra de la Compañía por compensación, daño o perjuicio alguno como resultado de su participación en el Plan y, por lo tanto, otorga el más amplio finiquito al Patrón, la Compañía, así como su Sociedad Controlante, Subsidiaria con respecto a cualquier demanda o reclamación que pudiera surgir en virtud del Plan.

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NETHERLANDS
There are no country-specific provisions.
NEW ZEALAND
There are no country-specific provisions.
NIGERIA
There are no country-specific provisions.
NORWAY
There are no country-specific provisions.
PANAMA
Notifications

Securities Law Information. The PSUs and any Shares which may be issued to Participant upon vesting and settlement of the PSUs are not subject to registration under Panamanian Law as they are not intended for the public, but solely for Participant’s benefit.

PERU
Notifications
Securities Law Information. The offer of the PSUs is considered a private offering in Peru; therefore, it is not subject to registration in Peru.
PHILIPPINES

Terms and Conditions

PSUs Payable Only in Cash. Notwithstanding Section 2 of the Award Agreement, the grant of PSUs does not provide any right for Participant to receive Shares. PSUs granted to Participants in the Philippines shall be paid only in cash in an amount equal to the value of the Shares on the vesting date less any Tax-Related Items. Participant agrees to bear any currency fluctuation risk between the time the Restricted Stock Units vest and the time the cash payment is distributed to Participant through local payroll.

POLAND
Notifications

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Exchange Control Information. Polish residents holding foreign securities (including Shares) and maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets held abroad) exceeds PLN 7,000,000. If required, the reports must be filed on a quarterly basis on special forms available on the website of the National Bank of Poland. Further, any transfer of funds in excess of a specified threshold (currently €15,000) must be effected through a bank account in Poland. Participant should maintain evidence of such foreign exchange transactions for five years, in case of a request for their production by the National Bank of Poland.
PORTUGAL
Terms and Conditions
Language Consent. Participant hereby expressly declares that he or she has full knowledge of the English language and has read, understood and fully accepted and agreed with the terms and conditions established in the Plan and the Award Agreement.
Conhecimento da Lingua. O Participante pelo presente declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e no Acordo de Atribuição
Notifications
Exchange Control Information. If Participant does not hold the Shares acquired at vesting with a Portuguese financial intermediary, Participant may need to file a report with the Portuguese Central Bank. If the Shares are held by a Portuguese financial intermediary, it will file the report for Participant.
PUERTO RICO
There are no country-specific provisions.
QATAR
There are no country-specific provisions.
ROMANIA
Notifications
Exchange Control Information. If Participant deposits the proceeds from the sale of Shares issued to him or her at vesting and settlement of the Shares or any dividends or Dividend Equivalents paid or such Shares in a bank account in Romania, Participant may be required to provide the Romanian bank with appropriate documentation explaining the source of the funds.

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Participant should consult his or her personal advisor to determine whether Participant will be required to submit such documentation to the Romanian bank.
RUSSIA
Terms and Conditions
U.S. Transaction. The Plan, the Award Agreement, including this Addendum, and all other materials Participant may receive regarding Participant’s participation in the Plan or the grant of PSUs do not constitute advertising or an offering of securities in Russia. The issuance of Shares acquired at vesting has not and will not be registered in Russia; therefore, such Shares may not be offered or placed in public circulation in Russia. In no event will Shares acquired at vesting be delivered to Participant in Russia; all Shares will be maintained on Participant’s behalf in the United States. Participant is not permitted to sell Shares acquired at vesting directly to a Russian legal entity or resident.
Depending on the development of local regulatory requirements, the Company reserves the right to settle PSUs in cash and/or to pay any proceeds related to the PSUs to Participant through local payroll.
Data Privacy. This notification supplements Section 14 of the Award Agreement:
Participant understands and agrees that he or she must complete and return a Consent to Processing of Personal Data (the “Consent”) form to the Company. Further, Participant understands and agrees that if Participant does not complete and return a Consent form to the Company, the Company will not be able to grant PSUs to Participant or other awards or administer or maintain such awards. Therefore, Participant understands that refusing to complete a Consent form or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.
Notifications
Exchange Control Information. Participant must repatriate the proceeds from the sale of Shares to Russia within a reasonably short period after receipt. The sale proceeds must be initially credited to Participant through a foreign currency account opened in Participant’s name at an authorized bank in Russia. After the funds are initially received in Russia, they may be further remitted to a foreign bank subject to the following limitations: (i) the foreign account may be opened only for individuals; (ii) the foreign account may not be used for business activities; and (iii) the Russian tax authorities must be given notice about the opening/closing of each foreign account within one month of the account opening/closing. Participant is strongly advised to contact his or her personal advisor before PSUs vest and Shares are sold as significant penalties may apply in the case of non-compliance with exchange control requirements and because such exchange control requirements may change.

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SINGAPORE
Notifications
Securities Law Information. The PSUs are being granted in reliance on Section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”), under which it is exempt from the prospectus and registration requirements under the SFA. The Plan have not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The PSUs are subject to Section 257 of the SFA and the Participant should not sell, or offer for sale, Shares acquired upon vesting of the PSUs, unless such sale or offer is made (a) after 6 months of the grant of the PSUs to Participant; or (b) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than Section 280) of the SFA.
Chief Executive Officer and Director Notification Obligation. The Chief Executive Officer and the Directors of a Singaporean Parent or Subsidiary are subject to certain notification requirements under the Singapore Companies Act. The Chief Executive Officer and the Directors must notify the Singapore Parent or Subsidiary in writing of an interest (e.g., unvested PSUs, Shares, etc.) in the Company or any Parent or Subsidiary within two (2) business days of (i) its acquisition or disposal, (ii) any change in previously disclosed interest (e.g., when Shares acquired at vesting are sold), or (iii) becoming the CEO and/or a director.
SLOVENIA
Foreign Asset/Account Reporting Information. Slovenian residents may be required to report the opening of bank and/or brokerage accounts to tax authorities within 15 days of opening such account. Participants should consult with their personal tax advisor to determine whether this requirement will be applicable to any accounts opened in connection with participation in the Plan (e.g., Participant’s brokerage account with the Company’s designated broker).
SOUTH AFRICA
Terms and Conditions
Withholding Taxes. This provision supplements Section 8 of the Award Agreement:
By accepting the PSUs, Participant agrees to immediately notify the Employer of the amount of any gain realized upon vesting of the PSUs. If Participant fails to advise the Employer of the gain realized at vesting, Participant may be liable for a fine. Participant will be responsible for paying any difference between the actual tax liability and the amount withheld.
Notifications
Exchange Control Information. Participant is responsible for complying with applicable South African exchange control regulations. Since the exchange control regulations change frequently and without notice, Participant should consult Participant’s legal advisor prior to the acquisition or sale of Shares acquired under the Plan to ensure compliance with current regulations. As noted, it is Participant’s responsibility to comply with South African exchange control laws, and neither the

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Company nor any Parent or Subsidiary will be liable for any fines or penalties resulting from Participant’s failure to comply with applicable laws.
SPAIN
Terms and Conditions
Nature of Grant. This provision supplements Section 12 of the Award Agreement:
By accepting the PSUs, Participant consents to participation in the Plan and acknowledges that Participant has received a copy of the Plan.
Participant understands that the Company has unilaterally, gratuitously, and in its sole discretion decided to grant PSUs under the Plan to individuals who may be Service Providers throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any Parent or Subsidiary, other than to the extent set forth in the Plan. Consequently, Participant understands that the PSUs are granted on the assumption and condition that the PSUs and any Shares acquired at vesting of the PSUs are not part of any employment or service contract (either with the Company or any Parent or Subsidiary), and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. In addition, Participant understands that this grant would not be made but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of or right to the PSUs shall be null and void.
Further, except as otherwise provided in the Plan and the Award Agreement, Participant understands that he or she will not be entitled to continue vesting in any PSUs once Participant’s status as a Service Provider terminates. This will be the case, for example, even in the event of a termination of Participant’s status of a Service Provider by reason of, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjusted or recognized to be without cause, individual or collective dismissal or objective grounds, whether adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer and under Article 10.3 of the Royal Decree 1382/1985. Participant acknowledges that Participant has read and specifically accepts the vesting and termination conditions in the Award Agreement.
Notifications
Securities Law Information. The PSUs do not qualify under Spanish Law as securities. No “offer to the public,” as defined under Spanish Law, has taken place or will take place in the Spanish territory. Neither the Plan nor the Award Agreement have been registered with the Comisión Nacronal del Mercado de Valores and do not constitute a public offering prospectus.

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Exchange Control Information. Participant must declare the acquisition of Shares to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Participant must also declare ownership of any Shares by filing a Form D-6 with the Directorate of Foreign Transactions each January while the Shares are owned. In addition, the sale of Shares must also be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (currently €1,502,530), in which case, the filing is due within one month after the sale.
In addition, Participant is required to declare electronically to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including any Shares acquired under the Plan) and any transactions with non-Spanish residents (including any payments of Shares made to Participant by the Company) depending on the value of such accounts and instruments and the amount of the transactions during the relevant year as of December 31 of the relevant year.
Foreign Asset/Accounting Reporting Information. If Participant holds rights or assets (e.g., Shares or cash held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset (e.g., Shares, cash, etc.) as of December 31 each year, Participant is required to report certain information regarding such rights and assets on tax form 720.  After such rights and/or assets are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported rights or assets increases by more than €20,000.  The reporting must be completed by the March 31 each year.
SWEDEN
There are no country-specific provisions.
SWITZERLAND
Notifications
Securities Law Information. The offering of PSUs is considered a private offering in Switzerland and is, therefore, not subject to registration in Switzerland.
TAIWAN
Terms and Conditions
Data Privacy Acknowledgement. Participant acknowledges that he or she has read and understands the terms regarding collection, processing and transfer of Data contained in Section 14 of the Award Agreement and by participating in the Plan, Participant agrees to such terms. In this regard, upon request of the Company or the Employer, Participant agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in Participant’s country, either now or in the future.

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Participant understands that he or she will not be able to participate in the Plan if Participant fails to execute any such consent or agreement.
Notifications
Exchange Control Information. Participant may acquire and remit foreign currency (including proceeds from the sale of Shares or the receipt of dividends or Dividend Equivalents) up to US$5,000,000 per year without justification.
If the transaction amount is TWD500,000 or more in a single transaction, Participant must submit a Foreign Exchange Transaction Form. If the transaction amount is US$500,000 or more in a single transaction, Participant must also provide supporting documentation to the satisfaction of the remitting bank.
THAILAND
Notifications
Exchange Control Information. If the proceeds from the sale of Shares or the receipt of dividends or Dividend Equivalents are equal to or greater than US$50,000 in a single transaction, Participant must repatriate the proceeds to Thailand immediately upon receipt and to convert the funds to Thai Baht or deposit the proceeds in a foreign currency deposit account maintained by a bank in Thailand within 360 days of remitting the proceeds to Thailand. In addition, Participant must specifically report the inward remittance to the Bank of Thailand on a Foreign Exchange Transaction Form.
If Participant does not comply with this obligation, Participant may be subject to penalties assessed by the Bank of Thailand. Because exchange control regulations change frequently and without notice, Participant should consult a legal advisor before selling Shares to ensure compliance with current regulations. It is Participant’s responsibility to comply with exchange control laws in Thailand, and neither the Company nor any Parent or Subsidiary will be liable for any fines or penalties resulting from Participant’s failure to comply with applicable laws.
TUNISIA
Terms and Conditions

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Settlement of PSUs and Sale of Shares. Due to local regulatory requirements, upon the vesting of the PSUs, Participant agrees to the immediate sale of any Shares to be issued to him or her upon vesting and settlement of the PSUs. Participant further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization) and Participant expressly authorizes the Company’s designated broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay Participant the cash proceeds from the sale of the Shares, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. Participant acknowledges that he or she are not aware of any material nonpublic information with respect to the Company or any securities of the Company as of the date of the Award Agreement.
Notifications
Exchange Control Information. All proceeds from the sale of Shares as described above must be repatriated to Tunisia. Participant should consult his or her personal advisor before taking action with respect to remittance of proceeds into Tunisia. Participant is responsible for ensuring compliance with all exchange control laws in Tunisia. In addition, if Participant holds assets abroad in excess of 500 Tunisian Dinars, Participant must report the assets to the Central Bank of Tunisia.
TURKEY
Notifications
Securities Law Information. Under Turkish law, the Participant is not permitted to sell Shares acquired under the Plan in Turkey. The Shares are currently traded on the Nasdaq Global Select Market, which is located outside of Turkey, under the ticker symbol “FTNT” and the Shares may be sold through this exchange.
Exchange Control Information. Participant likely will be required to engage a Turkish financial intermediary to assist with the sale of Shares acquired under the Plan and may also need to engage a Turkish financial intermediary with respect to the acquisition of such Shares, although this is less certain. As Participant is solely responsible for complying with the financial intermediary requirements and their application to participation in the Plan is uncertain, Participant should consult his or her personal legal advisor prior to the vesting of the PSUs or any sale of Shares to ensure compliance.
UNITED ARAB EMIRATES
Notifications
Securities Law Information. Participation in the Plan is being offered only to selected Service Providers and is in the nature of providing equity incentives to Service Providers in the United Arab Emirates. The Plan and the Award Agreement are intended for distribution only to such Service Providers and must not be delivered to, or relied on by, any other person. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If Participant

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does not understand the contents of the Plan and the Award Agreement, Participant should consult an authorized financial adviser. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved the Plan or the Award Agreement nor taken steps to verify the information set out therein, and have no responsibility for such documents.
UNITED KINGDOM
Terms and Conditions
PSUs Payable Only in Shares. Notwithstanding any discretion in the Plan or anything to the contrary in the Award Agreement, the grant of PSUs does not provide any right for Participant to receive a cash payment, and the PSUs are payable in Shares only.
Withholding Taxes. This provision supplements Section 8 of the Award Agreement:
If payment or withholding of the income tax due is not made within ninety (90) days of the end of the U.K. tax year (April 6 - April 5) in which such event giving rise to the income tax liability occurs, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue & Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 8 of the Award Agreement.
Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant shall not be eligible for a loan from the Company to cover the income tax. In the event that Participant is a director or executive officer and income tax not collected from or paid by Participant by the Due Date, the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable. Participant acknowledges that Participant ultimately will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer (as applicable) for the value of any employee NICs due on this additional benefit, which the Company and/or the Employer may recover from Participant at any time thereafter by any of the means referred to in Section 8 of the Award Agreement.
Joint Election for Transfer of the Employer’s Secondary Class 1 NICs Liability to the Participant. As a condition of vesting in the PSUs, Participant agrees to accept any liability for secondary Class 1 NICs, which may be payable by the Company or the Employer in connection with the PSUs (“Employer NICs”). Without limitation to the foregoing, Participant agrees to enter into an election between Participant and the Company or the Employer (the “Election”), in the form approved for such Election by HMRC, and any other consents or elections required to accomplish the transfer of the Employer NICs to Participant, prior to vesting of the PSUs. Participant further

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agrees to enter into such other joint elections as may be required between Participant and any successor to the Company and/or the Employer. If Participant does not enter into the Election prior to the vesting of the PSUs, Participant shall, without any liability to the Company or any Parent or Subsidiary, not be entitled to vest in the PSUs.
Participant further agrees that the Company and/or the Employer may collect the Employer NICs by any of the means set forth in Section 8 of the Award Agreement, as supplemented above.